UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05436
                                                     ---------

                          Phoenix Multi-Portfolio Fund
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                              Greenfield, MA 01301
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

         Matthew A. Swendiman, Esq.               John R. Flores, Esq.
         Counsel & Chief Legal Officer for        Vice President, Counsel
         Litigation/Employment Registrant         Phoenix Life Insurance Company
         Phoenix Life Insurance Company           One American Row
         One American Row                         Hartford, CT 06102
         Hartford, CT 06102
         -----------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (800) 243-1574
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------

                   Date of reporting period: November 30, 2004
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.




Annual Report

[GRAPHIC OMITTED]
NOVEMBER 30, 2004



[GRAPHIC OMITTED]
ABERDEEN
Phoenix-Aberdeen International Fund


[GRAPHIC OMITTED]
DUFF & PHELPS
INVESTMENT MANAGEMENT CO.
Phoenix-Duff & Phelps
Real Estate Securities Fund



[GRAPHIC OMITTED]
GOODWIN
Phoenix-Goodwin Emerging Markets Bond Fund
Phoenix-Goodwin Tax-Exempt Bond Fund



[GRAPHIC OMITTED] PHOENIX
                  INVESTMENT PARTNERS, LTD.

                  COMMITTED TO INVESTOR SUCCESS(SM)



[GRAPHIC OMITTED]
Do you want to stop receiving fund documents by mail?

Go to PhoenixInvestments.com, log in and sign up for E-Delivery

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the prinicipal invested.
--------------------------------------------------------------------------------



This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED]
     I encourage you to review the performance overview and outlook provided in this annual report for the fiscal year ended November 30, 2004, covering the Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund and Phoenix-Goodwin Tax-Exempt Bond Fund.

     The pace of U.S. economic growth shows mixed signals as we wind down the year. Gross domestic product (GDP) and consumer optimism have shown slight improvements of late while employment growth remains flat. The Federal Reserve's continued commitment to raising rates at a "measured pace" and higher-than-normal oil prices have combined to keep economic growth in check. At the same time, the equity markets have managed to sustain a post-election rally, suggestive of a positive ending for 2004.

     No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target for you. Keep in mind that finding the best balance of performance and protection requires discipline and diversification. 1 Your particular Phoenix Fund investment may help in this effort.

     At this time, the mutual fund industry continues to undergo far-reaching regulatory reforms. The Phoenix Funds Board of Trustees takes these matters seriously and is implementing initiatives to ensure compliance with the letter and the spirit of all requirements. We are confident that the fund industry will emerge stronger and more focused on the interests of shareholders as a result.

     To learn more about investing and your specific Fund, including monthly portfolio updates, please visit PhoenixInvestments.com.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

DECEMBER 2004


1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds
  Board of Trustees.
There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary ..................................................................    3
Phoenix-Aberdeen International Fund .......................................    5
Phoenix-Duff & Phelps Real Estate Securities Fund .........................   17
Phoenix-Goodwin Emerging Markets Bond Fund ................................   27
Phoenix-Goodwin Tax-Exempt Bond Fund ......................................   38
Notes to Financial Statements .............................................   49

GLOSSARY

ADR (AMERICAN DEPOSITORY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

CRB COMMODITIES INDEX
The Commodity Research Bureau (CRB) Commodities Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

DURATION
A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL OPEN MARKET COMMITTEE (FOMC)
A key committee in the Federal Reserve System, responsible for setting short-term monetary policy for the Federal Reserve which causes interest rates to rise or fall.

FEDERAL RESERVE SYSTEM (FEDERAL RESERVE OR FED)
The central bank of the U.S., responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of U.S. economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INSTITUTE FOR SUPPLY MANAGEMENT (ISM) REPORT ON BUSINESS(R)
An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+)
An index that measures traded external debt instruments in emerging markets. The index is calculated on a total-return basis.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
A market capitalization-weighted index that measures the long-term tax exempt bond market. The index is calculated on a total-return basis.

LIPPER
Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds. It ranks each fund within a universe of funds similar in portfolio characteristics and market capitalization. Rankings do not include the effect of sales loads, if applicable.

MSCI EAFE(R) INDEX
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with gross dividends reinvested.

NAREIT EQUITY INDEX
Measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total-return basis with dividends reinvested.

ORGANIZATION OF THE PETROLEUM EXPORTING COUNTRIES (OPEC)
An international organization of 11 developing countries which are heavily reliant on oil revenues as their main source of income.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 2000(R) INDEX
The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

S&P 500(R) INDEX
A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

U.S. DOLLAR BLOC CURRENCY/CURRENCIES
Currencies of countries whose exchange is pegged to the U.S. dollar, e.g., China, Hong Kong or Malaysia.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.


INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX-ABERDEEN INTERNATIONAL FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Aberdeen International Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2004?

A: For the fiscal year ended November 30, 2004, the Fund's Class A shares returned 22.36%, Class B shares returned 21.52% and Class C shares returned 21.45%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 12.85%, and the MSCI EAFE(R) Index, which is the Fund's style-specific index appropriate for comparison, returned 24.66%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: WHAT FACTORS AFFECTED INTERNATIONAL MARKETS DURING THIS PERIOD?

A: International equity markets produced respectable gains during the 12-month period under review as confidence spread about economic growth around the globe. The continued weakness of the U.S. dollar against most major currencies led to returns being boosted in U.S. dollar terms, and subsequent healthy outperformance relative to the S&P 500(R) Index over the period.

     The economic improvement that began in mid-2003 appeared to start spreading through most regions through the beginning of the reporting period for the Fund. In tandem with a more constructive economic backdrop, the price of crude oil rose to new, record highs. The strength in the crude oil price was driven by healthy demand in most regions and in particular, from a number of emerging markets, such as China and India.

     Oil price strength specifically and broader commodity prices in general led to strong outperformance by the energy sector through the year. The CRB Commodities Index posted its highest level since the early 1980s, towards the end of the period. Performance of the energy sector exceeded the technology sector, where semiconductor companies significantly underperformed as inventory levels built up.

     Performance of the Chinese economy was one of the main features of the period under report and resulted in increased stock market volatility particularly in emerging markets. Concerns mounted throughout the year that the Chinese economy had been growing too fast and could overheat. The Chinese authorities have undertaken some measures to affect a soft landing, and appear so far to have contained excess growth. However, their refusal to countenance a revaluation of the Chinese currency, the Yuan, may make their ability to control the pace of economic growth more difficult in the future.

     Also during this period, there was an upwards bias toward interest rates from a number of central banks. The Bank of England increased rates four times from 3.75% to 4.75%, as did the Federal Open Market Committee in the United States which moved rates from 1% to 2%. Rates however remained on hold in Europe and in Japan. There were some notable interest rate increases in a number of emerging markets. China increased interest rates towards the end of the period, as did Brazil.

Q: WHAT CHANGES WERE MADE TO THE FUND'S ASSET ALLOCATION DURING THIS PERIOD?

A: The main change in the Fund's asset allocation was to increase the weighting of Japan in the portfolio. The Japanese economy has been stagnating for the past decade, but is now exhibiting signs that it may at last be undertaking some of the restructuring necessary for the economy to post more positive growth. The banking system is closer to being cleaned up and deflationary pressures appear to be easing. More importantly, many Japanese corporations are being managed for an ongoing deflationary environment, which should allow them to post respectable earnings growth as economic conditions improve.

     The increase in the allocation to Japan was predominantly funded by reducing positions in Asia. In particular, the Korean exposure was reduced considerably, as the prospects for its economy appeared to be less attractive.

     Also, the exposure to Europe was increased as economic activity appeared to be improving and valuations viewed relatively more attractive.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The main detractor to performance came from our Japan stocks. For example, NTT Docomo was much slower to return excess cash to shareholders as expected, which, combined with weaker operating performance, led to the stock's underperformance. Nippon Television also posted weaker than expected results. Relatively new positions in Seino Transport and Nikko Cordial were weak short-term performers, which also detracted from performance over the period.

     On the positive side, the Fund's performance was aided by strong gains across Europe, both in Continental Europe and the United Kingdom. Most of the relative outperformance in Europe was a function of stock selection through strong performance in stocks such as Altadis, Riunione Adriatica di Sicurta S.p.A. and ENI S.p.A. Additionally, performance was enhanced by not owning a number of stocks in the Fund's benchmark index that underperformed, such as Unilever, Royal Dutch and Nokia. Among the United Kingdom holdings, there were marginally positive contributions from Marks & Spencer and Britannic.

     Asia (excluding Japan) and emerging market countries also provided positive contributions to performance, specifically Samsung Electronics, Petrobras and Oversea-Chinese Banking Corporation.

     Finally, with currencies volatile over the period, our underweighting in Europe and our exposures to U.S. dollar bloc currencies in Asia Pacific led to a net negative effect over the period.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Economic growth appears to be slowing at present, although in general, economic growth rates remain healthy in most regions. This is particularly the case in many emerging markets where domestic demand, as well as export growth, are at healthy levels. In most regions of the world, interest rates remain reasonably accommodative. Levels of liquidity should continue to be supportive of equity markets in the near term.

     Looking ahead to the next 12 months, while the international equity markets offer some good near-term opportunities, it would not be prudent to expect a repeat of this past year's performance. We remain comfortable with a projection of further weakness in the U.S. dollar, which will help bolster local market returns, however, the offset is a potential erosion of competitiveness, particularly in Continental Europe and Japan.

     The global imbalance between developed markets, excluding Japan, which can broadly be characterized at present by growing budget and fiscal deficits, compared with many emerging markets, where the surpluses continue to grow, does give one pause for thought. The natural consequence of these imbalances should -- all other things being equal -- be worked through in terms of changes in currency rates. However the situation is complicated by a number of the Asia Pacific currencies, particularly the Chinese Yuan, being fixed to the U.S. dollar, with the result that those foreign currency reserves are growing at a rapid pace.

     The pace of growth in currency reserves would appear to be unsustainable. Chinese authorities do not appear to be in a hurry to revalue their currency against the U.S. dollar. As a function of this, the competitive position of China continues to improve. The risk over the next 12 months is that the Chinese authorities move on the exchange rate before they are ready, without having in place a sufficiently robust banking system to accommodate a more appropriate exchange rate level.

     The rise in oil prices may be a contributory effect to the slight slowdown being experienced at present. It is unclear what oil prices will do short term, but we are of the belief that the "normalized" level is higher than most analysts currently anticipate. The Organization of the Petroleum Exporting Countries (OPEC) has a limited capability to further increase production and non-OPEC countries continue to struggle to increase their productivity capabilities. The outlook for demand looks healthy, especially given the strong domestic demand levels in many emerging markets.

     With some of the risks inherent in the global economy, not least the imbalances that appear to continue to widen, it is likely that central banks will continue to err on the side of caution, and maintain relatively accommodative monetary and fiscal policies. We believe these should help to provide some level of support for equity markets. Given this environment, we will continue with our focus on stock-specific ideas. We will continue to maintain our focus on quality companies that we believe should be in a good position to perform given the expected slowdown in corporate earnings growth across most markets.

                                                                   DECEMBER 2004


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Aberdeen International Fund


-----------------------------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                                                      PERIODS ENDING 11/30/04
-----------------------------------------------------------------------------------------------------

                                                                             INCEPTION      INCEPTION
                                         1 YEAR      5 YEARS     10 YEARS   TO 11/30/04        DATE
                                        ---------    -------     --------   ----------       --------
        Class A Shares at NAV 2           22.36%     (3.15)%       5.75%           --              --
        Class A Shares at POP 3           15.32      (4.29)        4.94            --              --

        Class B Shares at NAV 2           21.52      (3.86)        4.78            --              --
        Class B Shares with CDSC 4        17.52      (3.86)        4.78            --              --

        Class C Shares at NAV 2           21.45      (3.83)          --         (1.06)%       3/30/99
        Class C Shares with CDSC 4        21.45      (3.83)          --         (1.06)        3/30/99

        S&P 500(R) Index                  12.85      (1.84)       11.90        Note 6          Note 6

        MSCI EAFE(R) Index                24.66       0.06         5.56        Note 5          Note 5
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/94 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Phoenix-Aberdeen    Phoenix-Aberdeen                    MSCI
               International Fund  International Fund    S&P 500(R)    EAFE(R)
                  Class A 7            Class B 7           Index        Index

11/30/1994          $9,425              $10,000           $10,000      $10,000
11/30/1995           9,813               10,328            13,700       10,790
11/29/1996          11,680               12,203            17,538       12,095
11/28/1997          12,639               13,102            22,554       12,079
11/30/1998          15,946               16,400            27,909       14,106
11/30/1999          19,010               19,426            33,775       17,128
11/30/2000          16,737               16,965            32,336       15,508
11/30/2001          12,774               12,854            28,380       12,582
11/29/2002          11,468               11,464            23,691       11,046
11/28/2003          13,242               13,132            27,275       13,779
11/30/2004          16,203               15,958            30,779       17,177

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5  Index performance is 2.56% for Class C (since 3/31/99).
6  Index performance is (0.32)% for Class C (since 3/30/99).
7 This chart illustrates the application of initial sales charges on Class A shares and applicable CDSC charges for Class B for ten years.

   For information regarding the indexes, see the glossary on page 3.

   All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please visit PhoenixInvestments.com for performance data current to most recent month-end.

--------------------------------------------------------------------------------
  COUNTRY WEIGHTINGS                                                    11/30/04
--------------------------------------------------------------------------------
As a percentage of total investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Japan                          29%
United Kingdom                 15
France                          8
Hong Kong                       6
Germany                         6
Switzerland                     5
Netherlands                     5
Other                          26

Phoenix-Aberdeen International Fund


ABOUT YOUR FUND'S EXPENSES

     As a shareholder of the International Fund, you incur two types of costs:
(1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.


                              Beginning            Ending          Expenses Paid
 International Fund         Account Value       Account Value         During
       Class A              May 31, 2004      November 30, 2004       Period*
 ------------------         -------------     -----------------   -------------
Actual                        $1,000.00           $1,126.48           $9.70
Hypothetical (5% return
  before expenses)             1,000.00            1,015.76            9.24

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.82%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 22.36%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,223.60.

                              Beginning            Ending          Expenses Paid
 International Fund         Account Value       Account Value         During
       Class B              May 31, 2004      November 30, 2004       Period*
 ------------------         -------------     -----------------   -------------
Actual                        $1,000.00           $1,123.66          $13.68
Hypothetical (5% return
  before expenses)             1,000.00            1,011.95           13.05

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.58%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 21.52%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,215.20.

                              Beginning            Ending          Expenses Paid
 International Fund         Account Value       Account Value         During
       Class C              May 31, 2004      November 30, 2004       Period*
 ------------------         -------------     -----------------   -------------
Actual                        $1,000.00           $1,122.72          $13.67
Hypothetical (5% return
  before expenses)             1,000.00            1,011.96           13.04

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.58%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 21.45%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,214.50.

Phoenix-Aberdeen International Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2004 (AS A PERCENTAGE OF NET ASSETS) (d)
--------------------------------------------------------------------------------
 1. ICICI Bank Ltd. ADR                                                   3.5%
 2. Petroleo Brasileiro SA ADR                                            3.5%
 3. Valeo SA                                                              3.2%
 4. Oversea-Chinese Banking Corp. Ltd.                                    3.1%
 5. Altadis SA                                                            3.1%
 6. ENI SpA                                                               3.0%
 7. Metro AG                                                              2.8%
 8. Takeda Chemical Industries Ltd.                                       2.8%
 9. Canon, Inc.                                                           2.7%
10. Swire Pacific Ltd. Class B                                            2.7%
--------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2004

                                                   SHARES          VALUE
                                                  ---------    ------------

FOREIGN COMMON STOCKS(c)--97.0%

BRAZIL--3.5%
Petroleo Brasileiro SA ADR (Integrated Oil & Gas)    66,500    $ 2,292,920

FRANCE--7.7%
PSA Peugeot Citroen SA (Automobile Manufacturers)    14,500        886,280
Schneider Electric SA (Industrial Machinery) .       10,000        694,426
Total SA (Integrated Oil & Gas) ..............        6,400      1,400,920
Valeo SA (Auto Parts & Equipment) ............       53,000      2,096,276
                                                               -----------
                                                                 5,077,902
                                                               -----------

GERMANY--5.6%
Commerzbank AG (Diversified Banks)(b) ........       37,500        748,086
E.ON AG (Electric Utilities) .................       13,500      1,138,427
Metro AG (Department Stores) .................       36,600      1,846,003
                                                               -----------
                                                                 3,732,516
                                                               -----------

HONG KONG--5.8%
China Mobile Ltd. (Wireless Telecommunication
Services) ....................................      410,000      1,341,894

Giordano International Ltd. (Apparel Retail) .    1,108,000        698,204

Swire Pacific Ltd. Class B (Multi-Sector
Holdings) ....................................    1,307,500      1,799,169
                                                               -----------
                                                                 3,839,267
                                                               -----------

INDIA--3.5%
ICICI Bank Ltd. ADR (Diversified Banks) ......      125,000      2,316,250

IRELAND--1.2%
Allied Irish Banks plc (Diversified Banks) ...       41,000        801,015

ITALY--4.6%
ENI SpA (Integrated Oil & Gas) ...............       80,000      1,963,797

Riunione Adriatica di Sicurta SpA (Property &
Casualty Insurance) ..........................       48,500      1,050,676
                                                               -----------
                                                                 3,014,473
                                                               -----------


                                                   SHARES         VALUE
                                                  ---------    -----------

JAPAN--28.7%
Canon, Inc. (Office Electronics) .............       36,000    $ 1,807,092
Daito Trust Construction Co. Ltd. (Homebuilding)     29,000      1,314,655
Honda Motor Co. Ltd. (Automobile Manufacturers)      25,500      1,222,968
Ito-Yokado Co. Ltd. (Food Retail) ............       37,000      1,468,554
Kao Corp. (Household Products) ...............       42,000      1,013,279
Kyocera Corp. (Office Electronics) ...........       11,000        775,816

Mitsubishi Tokyo Financial Group, Inc.
(Diversified Banks) ..........................          108      1,024,369

Nikko Cordial Corp. (Investment Banking &
Brokerage) ...................................      182,000        910,044

Nippon Television Network Corp. (Broadcasting &
Cable TV) ....................................        5,900        852,901

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ....................................          910      1,584,610

ORIX Corp. (Consumer Finance) ................       13,500      1,720,415
Seino Transportation Co. Ltd. (Trucking) .....      133,000      1,209,738
Takeda Chemical Industries Ltd. (Pharmaceuticals)    37,000      1,821,295
Toyota Motor Corp. (Automobile Manufacturers)        41,300      1,550,834

Yamanouchi Pharmaceutical Co. Ltd. (Health Care
Supplies) ....................................       18,200        665,713
                                                               -----------
                                                                18,942,283
                                                               -----------

MALAYSIA--1.1%
Public Bank Berhad (Diversified Banks) .......      350,000        732,237

MEXICO--2.4%
Telefonos de Mexico SA de CV ADR Series L
(Integrated Telecommunication Services) ......       46,000      1,610,460

NETHERLANDS--4.6%
ING Groep NV (Other Diversified Financial
Services) ....................................       57,000      1,568,140

Koninklijke (Royal) KPN NV (Integrated
Telecommunication Services) ..................      167,000      1,449,337
                                                               -----------
                                                                 3,017,477
                                                               -----------

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                                                   SHARES         VALUE
                                                  ---------    -----------

SINGAPORE--3.1%
Oversea-Chinese Banking Corp. Ltd.
(Diversified Banks) ..........................      251,000    $ 2,054,989

SPAIN--3.1%
Altadis SA (Tobacco) .........................       50,000      2,041,413

SWEDEN--2.9%
Nordea Bank AB (Diversified Banks) ...........      117,000      1,147,528
Svenska Handelsbanken Class A (Diversified Banks)    32,500        792,064
                                                               -----------
                                                                 1,939,592
                                                               -----------

SWITZERLAND--4.6%
Novartis AG Registered Shares (Pharmaceuticals)      35,000      1,679,410

Zurich Financial Services AG (Property & Casualty
Insurance)(b) ................................        8,700      1,341,049
                                                               -----------
                                                                 3,020,459
                                                               -----------

UNITED KINGDOM--14.6%
Britannic Group plc (Property & Casualty
Insurance) ...................................      108,000        856,733

British American Tobacco plc (Tobacco) .......       59,000        991,322

BT Group plc (Integrated Telecommunication
Services) ....................................      178,000        661,780

Cadbury Schweppes plc (Packaged Foods & Meats)      157,000      1,401,491
Centrica plc (Gas Utilities) .................      256,050      1,212,585
Emap plc (Publishing & Printing) .............       90,000      1,376,279
Marks & Spencer Group plc (Department Stores)        98,000        614,900
Schroders plc (Asset Management & Custody Banks)     61,000        797,553
Weir Group plc (The) (Industrial Machinery) ..      186,500      1,058,788

Wood Group (John) plc (Oil & Gas Equipment &
Services) ....................................      244,000        676,289
                                                               -----------
                                                                 9,647,720
                                                               -----------

--------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $51,807,459)                                   64,080,973
--------------------------------------------------------------------------

                                                   SHARES         VALUE
                                                  ---------    -----------

FOREIGN PREFERRED STOCKS(c)--2.6%

SOUTH KOREA--2.6%
Samsung Electronics Co. Ltd. Pfd.
(Semiconductors) .............................        6,000    $ 1,673,820
--------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $507,516)                                       1,673,820
--------------------------------------------------------------------------

TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $52,314,975)                                   65,754,793(a)
Other assets and liabilities, net--0.4%                            287,328
                                                               -----------
NET ASSETS--100.0%                                             $66,042,121
                                                               ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,502,311 and gross depreciation of $1,561,989 for federal income tax purposes. At November 30, 2004, the aggregate cost of securities for federal income tax purposes was $52,814,471.
(b) Non-income producing.
(c) Foreign Common Stocks and Foreign Preferred Stocks are determined based on the country in which the security is issued. The country of risk, noted in the header, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund


                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Apparel Retail ....................................................         1.1%
Asset Management & Custody Banks ..................................         1.2
Auto Parts & Equipment ............................................         3.2
Automobile Manufacturers ..........................................         5.6
Broadcasting & Cable TV ...........................................         1.3
Consumer Finance ..................................................         2.6
Department Stores .................................................         3.8
Diversified Banks .................................................        14.6
Electric Utilities ................................................         1.7
Food Retail .......................................................         2.2
Gas Utilities .....................................................         1.9
Health Care Supplies ..............................................         1.0
Homebuilding ......................................................         2.0
Household Products ................................................         1.5
Industrial Machinery ..............................................         2.7
Integrated Oil & Gas ..............................................         8.6
Integrated Telecommunication Services .............................         5.7
Investment Banking & Brokerage ....................................         1.4
Multi-Sector Holdings .............................................         2.7
Office Electronics ................................................         3.9
Oil & Gas Equipment & Services ....................................         1.0
Other Diversified Financial Services ..............................         2.4
Packaged Foods & Meats ............................................         2.1
Pharmaceuticals ...................................................         5.3
Property & Casualty Insurance .....................................         4.9
Publishing & Printing .............................................         2.1
Semiconductors ....................................................         2.6
Tobacco ...........................................................         4.6
Trucking ..........................................................         1.8
Wireless Telecommunication Services ...............................         4.5
                                                                          -----
                                                                          100.0%
                                                                          =====

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2004

ASSETS
Investment securities at value
   (Identified cost $52,314,975)                                $ 65,754,793
Receivables
   Investment securities sold                                        521,953
   Dividends and interest                                            143,171
   Tax reclaims                                                       14,352
   Fund shares sold                                                   12,945
Prepaid expenses                                                      16,568
                                                                ------------
     Total assets                                                 66,463,782
                                                                ------------
LIABILITIES
Cash overdraft                                                       171,920
Payables
   Fund shares repurchased                                            62,511
   Transfer agent fee                                                 56,695
   Investment advisory fee                                            39,900
   Professional fee                                                   39,101
   Distribution and service fees                                      18,189
   Financial agent fee                                                 5,703
   Trustees' fee                                                       4,381
Accrued expenses                                                      23,261
                                                                ------------
     Total liabilities                                               421,661
                                                                ------------
NET ASSETS                                                      $ 66,042,121
                                                                ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $ 85,837,956
Undistributed net investment income                                  761,992
Accumulated net realized loss                                    (34,003,186)
Net unrealized appreciation                                       13,445,359
                                                                ------------
NET ASSETS                                                      $ 66,042,121
                                                                ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $57,946,314)                5,889,068
Net asset value per share                                             $ 9.84
Offering price per share $9.84/(1-5.75%)                              $10.44

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,809,385)                   753,636
Net asset value and offering price per share                          $ 9.04

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,286,422)                   142,840
Net asset value and offering price per share                          $ 9.01


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2004

INVESTMENT INCOME
Dividends                                                        $ 2,112,001
Interest                                                               8,217
Foreign taxes withheld                                              (201,678)
                                                                 -----------
     Total investment income                                       1,918,540
                                                                 -----------
EXPENSES
Investment advisory fee                                              471,948
Service fees, Class A                                                136,698
Distribution and service fees, Class B                                70,813
Distribution and service fees, Class C                                11,659
Financial agent fee                                                   69,449
Transfer agent                                                       266,141
Printing                                                              41,903
Professional                                                          39,626
Trustees                                                              38,406
Custodian                                                             32,925
Registration                                                          12,145
Miscellaneous                                                         19,103
                                                                 -----------
     Total expenses                                                1,210,816
                                                                 -----------
NET INVESTMENT INCOME                                                707,724
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain on investments                                   4,189,534
Net realized gain on foreign currency transactions                     7,255
Net change in unrealized appreciation (depreciation) on
   investments                                                     7,730,147
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency translations                 (3,141)
                                                                 -----------
NET GAIN ON INVESTMENTS                                           11,923,795
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $12,631,519
                                                                 ===========

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended           Year Ended
                                                                                               11/30/04             11/30/03
                                                                                             ------------         ------------
FROM OPERATIONS
   Net investment income (loss)                                                              $    707,724         $    458,373
   Net realized gain (loss)                                                                     4,196,789           (7,755,223)
   Net change in unrealized appreciation (depreciation)                                         7,727,006           15,759,890
                                                                                             ------------         ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 12,631,519            8,463,040
                                                                                             ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                              (1,097,617)                  --
   Net investment income, Class B                                                                (118,702)                  --
   Net investment income, Class C                                                                 (17,902)                  --
                                                                                             ------------         ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (1,234,221)                  --
                                                                                             ------------         ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (929,488 and 6,742,357 shares, respectively)                   8,223,630           46,178,614
   Net asset value of shares issued from reinvestment of distributions
      (125,529 and 0 shares, respectively)                                                      1,059,925                   --
   Cost of shares repurchased (1,458,876 and 7,796,692 shares, respectively)                  (12,948,809)         (54,166,049)
                                                                                             ------------         ------------
Total                                                                                          (3,665,254)          (7,987,435)
                                                                                             ------------         ------------
CLASS B
   Proceeds from sales of shares (126,554 and 353,591 shares, respectively)                     1,043,493            2,308,940
   Net asset value of shares issued from reinvestment of distributions
      (14,127 and 0 shares, respectively)                                                         110,439                   --
   Cost of shares repurchased (362,835 and 675,869 shares, respectively)                       (2,960,661)          (4,419,129)
                                                                                             ------------         ------------
Total                                                                                          (1,806,729)          (2,110,189)
                                                                                             ------------         ------------
CLASS C
   Proceeds from sales of shares (41,592 and 151,495 shares, respectively)                        337,808              972,915
   Net asset value of shares issued from reinvestment of distributions
      (2,263 and 0 shares, respectively)                                                           17,666                   --
   Cost of shares repurchased (37,572 and 169,875 shares, respectively)                          (309,239)          (1,080,471)
                                                                                             ------------         ------------
Total                                                                                              46,235             (107,556)
                                                                                             ------------         ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (5,425,748)         (10,205,180)
                                                                                             ------------         ------------
   NET INCREASE IN NET ASSETS                                                                   5,971,550           (1,742,140)

NET ASSETS
   Beginning of period                                                                         60,070,571           61,812,711
                                                                                             ------------         ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $761,992 AND $418,213, RESPECTIVELY]                                                $ 66,042,121         $ 60,070,571
                                                                                             ============         ============

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS A
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003          2002         2001          2000
Net asset value, beginning of period                        $ 8.21       $ 7.11        $ 7.92       $11.39        $15.33
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                            0.11         0.06          0.02        (0.01)        (0.03)
   Net realized and unrealized gain (loss)                    1.70         1.04         (0.83)       (2.45)        (1.35)
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         1.81         1.10         (0.81)       (2.46)        (1.38)
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.18)          --            --           --         (0.13)
   Distributions from net realized gains                        --           --            --        (1.01)        (2.43)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.18)          --            --        (1.01)        (2.56)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     1.63         1.10         (0.81)       (3.47)        (3.94)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 9.84       $ 8.21        $ 7.11       $ 7.92        $11.39
                                                            ======       ======        ======       ======        ======
Total return(2)                                              22.36%       15.47%       (10.23)%     (23.67)%      (11.96)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                   $57,946      $51,664       $52,234      $73,833      $115,219

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.83%        2.02%         1.90 %       1.81 %        1.65 %
   Net investment income (loss)                               1.23%        0.90%         0.19 %      (0.10)%       (0.18)%
Portfolio turnover                                              50%          38%           33 %         76 %          86 %



                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003          2002         2001          2000
Net asset value, beginning of period                        $ 7.56       $ 6.60        $ 7.40       $10.78        $14.64
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                            0.04         0.01         (0.04)       (0.08)        (0.13)
   Net realized and unrealized gain (loss)                    1.57         0.95         (0.76)       (2.29)        (1.27)
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         1.61         0.96         (0.80)       (2.37)        (1.40)
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.13)          --            --           --         (0.03)
   Distributions from net realized gains                        --           --            --        (1.01)        (2.43)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.13)          --            --        (1.01)        (2.46)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     1.48         0.96         (0.80)       (3.38)        (3.86)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 9.04       $ 7.56        $ 6.60       $ 7.40        $10.78
                                                            ======       ======        ======       ======        ======
Total return(2)                                              21.52%       14.55%       (10.81)%     (24.24)%      (12.67)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                    $6,809       $7,377        $8,562      $12,047       $19,922

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.58%        2.78%         2.65 %       2.56 %        2.40 %
   Net investment income (loss)                               0.45%        0.14%        (0.56)%      (0.85)%       (0.93)%
Portfolio turnover                                              50%          38%           33 %         76 %          86 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in the total return calculation.

                        See Notes to Financial Statements

Phoenix-Aberdeen International Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS C
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003          2002         2001          2000
Net asset value, beginning of period                        $ 7.54       $ 6.56        $ 7.37       $10.74        $14.65
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                            0.04         0.01         (0.04)       (0.07)        (0.13)
   Net realized and unrealized gain (loss)                    1.56         0.97         (0.77)       (2.29)        (1.26)
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         1.60         0.98         (0.81)       (2.36)        (1.39)
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.13)          --            --           --         (0.09)
   Distributions from net realized gains                        --           --            --        (1.01)        (2.43)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.13)          --            --        (1.01)        (2.52)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     1.47         0.98         (0.81)       (3.37)        (3.91)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 9.01       $ 7.54        $ 6.56       $ 7.37        $10.74
                                                            ======       ======        ======       ======        ======
Total return(2)                                              21.45%       14.94%       (10.99)%     (24.23)%      (12.63)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                    $1,286       $1,029        $1,017       $1,446        $2,037

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.58%        2.78%         2.65 %       2.56 %        2.40 %
   Net investment income (loss)                               0.48%        0.14%        (0.56)%      (0.81)%       (0.90)%
Portfolio turnover                                              50%          38%           33 %         76 %          86 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in the total return calculation.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

A DISCUSSION WITH THE FUND'S SR. PORTFOLIO MANAGER, MICHAEL SCHATT, AND PORTFOLIO MANAGER, GEOFFREY DYBAS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Duff & Phelps Real Estate Securities Fund's objective is capital appreciation and income with approximately equal emphasis. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the values of properties owned, dependency on management skills, and liquidity risks similar to those associated with small company investing. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2004?

A: Over its fiscal year ended November 30, 2004, the Fund did well against its benchmark. Class A shares returned 30.68%, Class B shares returned 29.74%, and Class C shares returned 29.78%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 12.85%, and the NAREIT Equity Index, which is the Fund's style-specific benchmark, returned 29.86%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

     Of note, the Fund's Class A shares ended the period with favorable 1-, 3- and 5-year performance relative to its benchmark and compared to similar funds, as summarized in the following chart:

                         PHOENIX-                                    LIPPER
                      DUFF & PHELPS                    LIPPER      PEER GROUP*
 PERIOD ENDED          REAL ESTATE      NAREIT       PEER GROUP*   PERCENTILE
 NOVEMBER 30, 2004       CLASS A     EQUITY INDEX      AVERAGE       RANKING
--------------------------------------------------------------------------------
 1 Year
 Performance              30.68%         29.86%         29.42%        34%
--------------------------------------------------------------------------------
 3 Year
 Annualized
 Performance              25.44%         22.31%         22.58%         9%
--------------------------------------------------------------------------------
 5 Year
 Annualized
 Performance              23.99%         21.55%         21.08%         4%
--------------------------------------------------------------------------------

All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

*LIPPER CATEGORY: REAL ESTATE FUNDS, AS OF 11/30/04


For the year ended November 30, 2004, the Fund's Class A shares were ranked 69th out of 203 Real Estate mutual funds, putting it in the second quartile of its peer group. The Class A shares also ranked 13th out of 151 Real Estate funds (top quartile) for the three-year period, and 4th out of 117 Real Estate funds (top quartile) for the five-year period ended November 30, 2004. Year to date through November 30, 2004, the Fund's Class A shares were ranked 66th out of 211 (second quartile). Past performance is no guarantee of future results.

Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds. Lipper ranks each fund based on total return as of November 30, 2004, within a universe of funds similar in portfolio characteristics and capitalization. Rankings do not include the effect of the fund's sales load, if applicable. Lipper ranking is for Class A shares only; other classes may have different performance characteristics. Past performance is no guarantee of future results.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

A: Diversification, stock selection and overweight sector positions in the regional mall, shopping center and industrial sectors provided positive contributions. While all sectors of the Fund's benchmark, the NAREIT Equity Index, achieved positive results, the Fund's overweight sector positions outperformed the benchmark during the 12-month period.

     In our view, the visibility of long-term earnings growth and cash flows in the retail sectors, which ultimately rely on the strength of the consumer as opposed to the corporate customer, will continue to be attractive to the market. Among the commercial sectors, industrial properties have the benefit of increased demand from serving the consumer supply chain as the economy grows, even if job growth is moderate.

     In addition, our underweight positions in the office and mixed office & industrial sectors also helped us deliver excess returns as those sectors lagged the benchmark and incurred negative earnings growth overall.

     Finally, we believe that consistency in investment management and approach is essential to strong long-term performance. To that point, the same team has been managing the Fund for over seven years and has maintained the same philosophy, style, process and discipline throughout this time.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE REIT MARKET?

A: Over the long term, the majority of the NAREIT Equity Index's performance has been derived from income. We expect that to continue in the future. The NAREIT Equity Index dividend yield at November 30, 2004 was 4.79%. We anticipate this yield, combined with accelerating earnings growth in 2005, will lead the market to mid-single digit performance.

     As always, REITs help reduce risk in a diversified investment portfolio, as measured by their low correlation with other asset classes and a lower standard deviation. Investors continued to recognize this core attribute based on continued strong asset flows in the last year as they diversified and added income to their portfolios.

     As shown here, the Fund's benchmark, the NAREIT Equity Index, performed well versus the equity markets as measured by the S&P 500(R) Index and Russell 2000 Index for the 1-, 3-, 5- and 10-year periods while maintaining a lower standard deviation.

 PERFORMANCE AS OF                                                     STANDARD
 NOVEMBER 30, 2004        1 YEAR    3 YEAR     5 YEAR    10 YEAR      DEVIATION
--------------------------------------------------------------------------------
 NAREIT
 Equity Index
 (benchmark)              29.86%    22.31%     21.55%     13.15%       13.00%
--------------------------------------------------------------------------------
 S&P 500(R)
 Index                    12.85%     2.74%     -1.84%     11.90%       15.57%
--------------------------------------------------------------------------------
 Russell 2000(R)
 Index                    17.26%    12.63%      8.29%     11.50%       19.85%
--------------------------------------------------------------------------------

                                                                   DECEMBER 2004

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Duff & Phelps Real Estate Securities Fund


-------------------------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                                                  PERIODS ENDING 11/30/04
-------------------------------------------------------------------------------------------------

                                                                       INCEPTION        INCEPTION
                                            1 YEAR       5 YEARS      TO 11/30/04         DATE
                                            ------       -------      -----------       ---------
        Class A Shares at NAV 2             30.68%        23.99%         16.13%           3/1/95
        Class A Shares at POP 3             23.17         22.53          15.43            3/1/95

        Class B Shares at NAV 2             29.74         23.06          15.27            3/1/95
        Class B Shares with CDSC 4          25.74         23.06          23.06            3/1/95

        Class C Shares at NAV 2             29.78            --          32.73           7/25/03
        Class C Shares at CDSC 4            29.78            --          32.73           7/25/03

        S&P 500(R) Index                    12.85         (1.84)        Note 6            Note 6

        NAREIT Equity Index                 29.86         21.55         Note 5            Note 5
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/1/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on difference in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                Phoenix-Duff         Phoenix-Duff
                & Phelps Real       & Phelps Real         S&P        NAREIT
              Estate Securities   Estate Securities      500(R)      Equity
                Fund Class A 7      Fund Class B 7       Index       Index

3/1/95               $9,425             $10,000         $10,000      $10,000
11/30/95             10,355              10,921          12,711       10,903
11/29/96             13,379              14,006          16,272       14,087
11/28/97             17,585              18,270          20,925       18,275
11/30/98             14,522              14,980          25,893       15,831
11/30/99             13,841              14,174          31,336       14,268
11/30/00             18,705              18,999          30,001       17,377
11/30/01             20,548              20,726          26,331       20,687
11/29/02             23,024              23,053          21,980       21,838
11/28/03             31,038              30,836          25,305       29,149
11/30/04             40,562              40,008          28,556       37,854


1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 14.61% for Class A and Class B (since 3/1/95) and 30.70% for Class C (since 7/25/03), respectively.
6 Index performance is 11.35% for Class A and Class B (since 3/1/95) and 14.60% for Class C (since 7/25/03), respectively.
7 This chart illustrates the application of initial sales charges for Class A shares and applicable CDSC charges for Class B shares since inception.

   For all information regarding the indexes, see the glossary on page 3.

   All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please visit PhoenixInvestments.com for performance data current to the most recent month-end.

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                     11/30/04
--------------------------------------------------------------------------------
As a percentage of total investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Regional Malls                     18%
Office                             16
Shopping Centers                   14
Apartments                         14
Industrial                         10
Diversified                         6
Lodging/Resorts                     6
Other                              16

Phoenix-Duff & Phelps Real Estate Securities Fund



ABOUT YOUR FUND'S EXPENSES

     As a shareholder of the Real Estate Securities Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and
(2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

     Real Estate             Beginning            Ending          Expenses Paid
   Securities Fund         Account Value       Account Value         During
       Class A              May 31, 2004      November 30, 2004       Period*
 ------------------         -------------     -----------------   -------------

Actual                        $1,000.00            $1,229.21          $7.18
Hypothetical (5% return
  before expenses)             1,000.00             1,018.47           6.53

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.29%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 30.68%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,306.80.

     Real Estate             Beginning            Ending          Expenses Paid
   Securities Fund         Account Value       Account Value         During
       Class B              May 31, 2004      November 30, 2004       Period*
 ------------------         -------------     -----------------   -------------

Actual                        $1,000.00            $1,224.70         $11.34
Hypothetical (5% return
  before expenses)             1,000.00             1,014.68          10.32

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.04%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 29.74%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,297.40.

     Real Estate             Beginning            Ending          Expenses Paid
   Securities Fund         Account Value       Account Value         During
       Class C              May 31, 2004      November 30, 2004       Period*
 ------------------         -------------     -----------------   -------------

Actual                        $1,000.00            $1,225.10         $11.33
Hypothetical (5% return
  before expenses)             1,000.00             1,014.69          10.31

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.04%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 29.78%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,297.80.

Phoenix-Duff & Phelps Real Estate Securities Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2004 (AS A PERCENTAGE OF NET ASSETS) (c)
--------------------------------------------------------------------------------
 1. Simon Property Group, Inc.                                       6.7%
 2. Vornado Realty Trust                                             4.9%
 3. CenterPoint Properties Trust                                     4.9%
 4. General Growth Properties, Inc.                                  4.4%
 5. Developers Diversified Realty Corp.                              4.2%
 6. ProLogis                                                         4.2%
 7. Archstone-Smith Trust                                            4.1%
 8. Boston Properties, Inc.                                          3.9%
 9. SL Green Realty Corp.                                            3.9%
10. Macerich Co. (The)                                               3.8%
--------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2004

                                                   SHARES         VALUE
                                                  ---------    -----------


DOMESTIC COMMON STOCKS--95.4%

REAL ESTATE INVESTMENT TRUSTS--93.2%

DIVERSIFIED--6.4%
iStar Financial, Inc. ........................      210,063    $ 9,221,766
Vornado Realty Trust .........................      402,231     29,563,978
---------------------------------------------------------------------------
TOTAL DIVERSIFIED                                               38,785,744
---------------------------------------------------------------------------

HEALTH CARE--2.7%
Health Care Property Investors, Inc. .........      210,868      5,657,588
Health Care REIT, Inc. .......................      147,198      5,213,753
Healthcare Realty Trust, Inc. ................      139,911      5,694,378
---------------------------------------------------------------------------
TOTAL HEALTH CARE                                               16,565,719
---------------------------------------------------------------------------

INDUSTRIAL/OFFICE--28.1%

INDUSTRIAL--10.1%
AMB Property Corp. ...........................      154,647      6,178,148
CenterPoint Properties Trust .................      629,636     29,498,446
ProLogis .....................................      629,883     25,340,193
                                                               -----------
                                                                61,016,787
                                                               -----------

MIXED--1.6%
Reckson Associates Realty Corp. ..............      302,562      9,796,958

OFFICE--16.4%
Alexandria Real Estate Equities, Inc. ........      179,615     12,896,357
Arden Realty, Inc. ...........................      154,738      5,570,568
Boston Properties, Inc. ......................      393,776     23,697,439
Corporate Office Properties Trust ............      819,705     22,771,405
Equity Office Properties Trust ...............      194,946      5,351,268
Kilroy Realty Corp. ..........................      148,293      5,994,003
SL Green Realty Corp. ........................      407,786     23,500,707
                                                               -----------
                                                                99,781,747
                                                               -----------
--------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                        170,595,492
--------------------------------------------------------------------------

                                                   SHARES          VALUE
                                                  ---------    ------------

LODGING/RESORTS--5.5%
Hospitality Properties Trust .................      124,759    $ 5,606,669
Host Marriott Corp. ..........................    1,070,228     16,759,771
LaSalle Hotel Properties .....................      166,108      5,099,516
Sunstone Hotel Investors, Inc.(b) ............      328,659      6,004,600
--------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                           33,470,556
--------------------------------------------------------------------------

RESIDENTIAL--13.7%

APARTMENTS--13.7%
Archstone-Smith Trust ........................      676,741     24,701,046
Avalonbay Communities, Inc. ..................        5,864        416,930
BRE Properties, Inc. Class A .................      119,081      4,839,452
Camden Property Trust ........................      189,749      9,303,393
Equity Residential Properties ................      670,112     22,589,476
Essex Property Trust, Inc. ...................      119,477      9,621,483
Home Properties, Inc. ........................      112,637      4,638,392
United Dominion Realty Trust, Inc. ...........      315,029      7,242,517
--------------------------------------------------------------------------
TOTAL RESIDENTIAL                                               83,352,689
--------------------------------------------------------------------------

RETAIL--33.3%

FREE STANDING--0.9%
Realty Income Corp. ..........................      110,148      5,488,675

REGIONAL MALLS--18.3%
CBL & Associates Properties, Inc. ............      272,667     19,983,765
General Growth Properties, Inc. ..............      784,669     26,922,000
Macerich Co. (The) ...........................      384,045     23,326,893
Simon Property Group, Inc. ...................      656,899     40,780,290
                                                               -----------
                                                               111,012,948
                                                               -----------

SHOPPING CENTERS--14.1%
Developers Diversified Realty Corp. ..........      593,538     25,551,811
Kimco Realty Corp. ...........................      216,357     12,306,386
Pan Pacific Retail Properties, Inc. ..........      312,492     18,530,776
Regency Centers Corp. ........................      206,617     10,744,084

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund



                                                      SHARES         VALUE
                                                     ---------    -----------


SHOPPING CENTERS--CONTINUED
Tanger Factory Outlet Centers, Inc. .............       70,926    $ 3,554,102
Weingarten Realty Investors .....................      363,059     14,794,654
                                                                  -----------
                                                                   85,481,813
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL RETAIL                                                      201,983,436
-----------------------------------------------------------------------------

SELF STORAGE--3.5%
Extra Space Storage, Inc. .......................      393,615      5,471,249
Public Storage, Inc. ............................      181,988      9,714,519
Shurgard Storage Centers, Inc. Class A ..........      146,542      6,063,909
-----------------------------------------------------------------------------
TOTAL SELF STORAGE                                                 21,249,677
-----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $441,328,492)                                    566,003,313
-----------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES--2.2%
Starwood Hotels & Resorts Worldwide, Inc.
(Identified cost $11,445,369) ...................      259,616     13,575,320
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.4%
(IDENTIFIED COST $452,773,861)                                    579,578,633
-----------------------------------------------------------------------------


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)
                                         -----------   -------
SHORT-TERM INVESTMENTS--7.3%
FEDERAL AGENCY SECURITIES--0.4%
FHLB 1.35%, 4/29/05 ....................     AAA        $2,400      2,390,030

COMMERCIAL PAPER--6.9%
Clipper Receivables Co. LLC 2.08%,
12/1/04 ................................     A-1         1,290      1,290,000

Golden Peanut Co. LLC 1.80%, 12/1/04 ...     A-1         1,825      1,825,000

International Lease Finance Corp. 2%,
12/2/04 ................................     A-1+        2,400      2,399,867

UBS Finance Delaware LLC 2%, 12/2/04 ...     A-1+        1,735      1,734,904

UBS Finance Delaware LLC 2.03%,
12/2/04 ................................     A-1+        3,000      2,999,831

Marsh & McLennan Co., Inc. 1.84%,
12/3/04 ................................     A-2         3,875      3,874,604


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------   ------------

Gannett Co, Inc. 2%, 12/6/04 ...........     A-1        $6,835   $  6,833,101
Govco, Inc. 1.81%, 12/6/04 .............     A-1+        1,850      1,849,473
Bristol-Myers Squibb Co. 2.04%, 12/10/04     A-1         3,775      3,773,075
Ranger Funding Co. LLC 2.02%, 12/14/04 .     A-1+        1,540      1,538,877
Ranger Funding Co. LLC 2.05%, 12/15/04 .     A-1+        4,385      4,381,504

Clipper Receivables Co. LLC 2.01%,
12/16/04 ...............................     A-1         2,055      2,053,279

Household Finance Corp. 1.85%, 12/16/04      A-1           450        449,617
Alpine Securitization Corp. 2.06%, 12/17/04  A-1         3,000      2,997,253

Preferred Receivables Funding Corp. ....
1.86%, 12/20/04 ........................     A-1         1,300      1,298,587

Private Export Funding Corp. 2.25%,
3/9/05 .................................     A-1+        1,590      1,579,854

Private Export Funding Corp. 2.30%,
3/14/05 ................................     A-1+        1,000        993,271
                                                                 ------------
                                                                   41,872,097
                                                                 ============
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $44,272,887)                                      44,262,127
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--102.7%
(IDENTIFIED COST $497,046,748)                                    623,840,760(a)
Other assets and liabilities, net--(2.7)%                         (16,537,489)
                                                                 ------------
NET ASSETS--100.0%                                               $607,303,271
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $126,884,837 and gross depreciation of $164,774 for federal income tax purposes. At November 30, 2004, the aggregate cost of securities for federal income tax purposes was $497,120,697.
(b) Non income producing.
(c) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2004

ASSETS
Investment securities at value
   (Identified cost $497,046,748)                               $623,840,760
Cash                                                                 254,315
Receivables
   Investment securities sold                                      4,685,100
   Fund shares sold                                                4,207,232
   Interest and dividends                                            535,766
Prepaid expenses                                                      50,000
                                                                ------------
     Total assets                                                633,573,173
                                                                ------------
LIABILITIES
Payables
   Investment securities purchased                                24,643,904
   Fund shares repurchased                                           882,297
   Investment advisory fee                                           355,845
   Distribution and service fees                                     175,237
   Transfer agent fee                                                113,963
   Financial agent fee                                                28,984
   Trustees' fee                                                       4,381
Accrued expenses                                                      65,291
                                                                ------------
     Total liabilities                                            26,269,902
                                                                ------------
NET ASSETS                                                      $607,303,271
                                                                ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $444,360,860
Undistributed net investment income                                  995,329
Accumulated net realized gain                                     35,153,070
Net unrealized appreciation                                      126,794,012
                                                                ------------
NET ASSETS                                                      $607,303,271
                                                                ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $511,107,069)              20,071,396
Net asset value per share                                             $25.46
Offering price per share $25.46/(1-5.75%)                             $27.01

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $57,797,112)                2,292,313
Net asset value and offering price per share                          $25.21

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $38,399,090)                1,509,932
Net asset value and offering price per share                          $25.43


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2004

INVESTMENT INCOME
Dividends                                                       $ 13,184,824
Interest                                                             363,739
                                                                ------------
     Total investment income                                      13,548,563
                                                                ------------
EXPENSES
Investment advisory fee                                            3,110,833
Service fees, Class A                                                875,581
Distribution and service fees, Class B                               466,639
Distribution and service fees, Class C                               178,815
Financial agent fee                                                  288,778
Transfer agent                                                       629,100
Printing                                                             100,446
Trustees                                                              38,406
Custodian                                                             36,678
Professional                                                          36,277
Registration                                                          23,688
Miscellaneous                                                         20,457
                                                                ------------
     Total expenses                                                5,805,698
     Custodian fees paid indirectly                                     (782)
                                                                ------------
     Net expenses                                                  5,804,916
                                                                ------------
NET INVESTMENT INCOME                                              7,743,647
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                  36,108,332
Net change in unrealized appreciation (depreciation) on
   investments                                                    72,420,780
                                                                ------------
NET GAIN ON INVESTMENTS                                          108,529,112
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $116,272,759
                                                                ============

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended          Year Ended
                                                                                               11/30/04            11/30/03
                                                                                            -------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                             $   7,743,647        $  5,791,158
   Net realized gain (loss)                                                                    36,108,332           2,565,890
   Net change in unrealized appreciation (depreciation)                                        72,420,780          48,618,752
                                                                                            -------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                116,272,759          56,975,800
                                                                                            -------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                              (6,291,201)         (4,700,087)
   Net investment income, Class B                                                                (546,305)           (733,727)
   Net investment income, Class C                                                                (147,403)            (12,512)
   Net realized short-term gains, Class A                                                      (1,992,859)                 --
   Net realized short-term gains, Class B                                                        (276,897)                 --
   Net realized short-term gains, Class C                                                         (83,251)                 --
   Net realized long-term gains, Class A                                                       (1,557,926)           (573,550)
   Net realized long-term gains, Class B                                                         (231,740)           (147,298)
   Net realized long-term gains, Class C                                                          (33,479)                 --
                                                                                            -------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (11,161,061)         (6,167,174)
                                                                                            -------------        ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (15,094,256 and 11,402,847 shares, respectively)             331,635,023         196,065,757
   Net asset value of shares issued from reinvestment of distributions
     (401,615 and 278,002 shares, respectively)                                                 8,535,584           4,661,847
   Cost of shares repurchased (8,394,082 and 2,010,268 shares, respectively)                 (177,881,555)        (34,684,889)
                                                                                            -------------        ------------
Total                                                                                         162,289,052         166,042,715
                                                                                            -------------        ------------
CLASS B
   Proceeds from sales of shares (820,469 and 1,131,701 shares, respectively)                  17,860,112          19,357,695
   Net asset value of shares issued from reinvestment of distributions
     (43,865 and 46,602 shares, respectively)                                                     914,916             764,801
   Cost of shares repurchased (545,818 and 367,779 shares, respectively)                      (11,765,244)         (6,217,570)
                                                                                            -------------        ------------
Total                                                                                           7,009,784          13,904,926
                                                                                            -------------        ------------
CLASS C
   Proceeds from sales of shares (1,350,087 and 246,462 shares, respectively)                  29,954,797           4,663,330
   Net asset value of shares issued from reinvestment of distributions
     (10,927 and 551 shares, respectively)                                                        234,695              10,135
   Cost of shares repurchased (89,491 and 8,604 shares, respectively)                          (1,995,338)           (154,709)
                                                                                            -------------        ------------
Total                                                                                          28,194,154           4,518,756
                                                                                            -------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  197,492,990         184,466,397
                                                                                            -------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      302,604,688         235,275,023

NET ASSETS
   Beginning of period                                                                        304,698,583          69,423,560
                                                                                            -------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $995,329 AND $891,591, RESPECTIVELY]                                                $ 607,303,271        $304,698,583
                                                                                            =============        ============

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS A
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003          2002         2001          2000
Net asset value, beginning of period                        $20.09       $15.59        $15.23       $14.42        $11.11
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.44(2)      0.62(2)       0.69(2)      0.58(2)       0.53
   Net realized and unrealized gain (loss)                    5.60         4.62          1.04         0.81          3.26
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         6.04         5.24          1.73         1.39          3.79
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.50)       (0.62)        (0.68)       (0.58)        (0.48)
   Distributions from net realized gains                     (0.17)       (0.12)        (0.69)          --            --
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.67)       (0.74)        (1.37)       (0.58)        (0.48)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     5.37         4.50          0.36         0.81          3.31
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $25.46       $20.09        $15.59       $15.23        $14.42
                                                            ======       ======        ======       ======        ======
Total return(1)                                              30.68%       34.81%        12.05%        9.85%        35.14%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                  $511,107     $260,615       $51,440      $22,108       $22,207

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                     1.28%        1.30%         1.30%        1.30%         1.30%
   Gross operating expenses                                   1.28%        1.34%         1.61%        1.76%         1.79%
   Net investment income                                      1.98%        3.52%         4.48%        3.97%         4.14%
Portfolio turnover                                              28%          16%           14%          39%           17%


                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003          2002         2001          2000
Net asset value, beginning of period                        $19.91       $15.46        $15.11       $14.29        $11.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.27(2)      0.48(2)       0.57(2)      0.48(2)       0.42
   Net realized and unrealized gain (loss)                    5.54         4.59          1.03         0.80          3.24
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         5.81         5.07          1.60         1.28          3.66
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.34)       (0.50)        (0.56)       (0.46)        (0.41)
   Distributions from net realized gains                     (0.17)       (0.12)        (0.69)          --            --
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.51)       (0.62)        (1.25)       (0.46)        (0.41)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     5.30         4.45          0.35         0.82          3.25
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $25.21       $19.91        $15.46       $15.11        $14.29
                                                            ======       ======        ======       ======        ======
Total return(1)                                              29.74%       33.76%        11.23%        9.09%        34.05%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                   $57,797      $39,299       $17,984      $12,565       $13,184

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                     2.03%        2.05%         2.05%        2.05%         2.05%
   Gross operating expenses                                   2.03%        2.09%         2.37%        2.52%         2.54%
   Net investment income                                      1.25%        2.79%         3.70%        3.25%         3.44%
Portfolio turnover                                              28%          16%           14%          39%           17%

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            CLASS C
                                                   -------------------------
                                                                     FROM
                                                    YEAR           INCEPTION
                                                    ENDED         7/25/03 TO
                                                   11/30/04        11/30/03

Net asset value, beginning of period                $20.07          $17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (2)                   0.26            0.19
   Net realized and unrealized gain (loss)            5.61            2.13
                                                    ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                 5.87            2.32
                                                    ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.34)          (0.15)
   Distributions from net realized gains             (0.17)             --
                                                    ------          ------
     TOTAL DISTRIBUTIONS                             (0.51)          (0.15)
                                                    ------          ------
Change in net asset value                             5.36            2.17
                                                    ------          ------
NET ASSET VALUE, END OF PERIOD                      $25.43          $20.07
                                                    ======          ======
Total return (1)                                     29.78%          13.03%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $38,399          $4,785

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             2.03%           2.05%(3)
   Gross operating expenses                           2.03%           2.07%(3)
   Net investment income                              1.17%           2.88%(3)
Portfolio turnover                                      28%             16%(4)

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LED BY DANIEL SENECAL,
CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Goodwin Emerging Markets Bond Fund has a primary investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its objectives.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2004?

A: During this reporting period, the Fund's Class A shares returned 9.86%, Class B shares returned 8.98%, and Class C shares returned 9.06%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.44%, and the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+), which is the Fund's style-specific index appropriate for comparison, returned 12.31%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: WHAT FACTORS AFFECTED THE EMERGING MARKETS FIXED INCOME SECTOR DURING THE REPORTING PERIOD?

A: During the Fund's fiscal year, fixed income markets generally continued to realize positive returns, and were led by the riskier emerging markets and high yield sectors. These riskier credit sectors especially benefited from the low interest rate environment, strong global liquidity conditions and economic growth, and improving credit profiles. Also key to emerging markets' performance were higher commodity prices -- most importantly, oil, steel, paper and other base metals -- which contributed to improving current and fiscal account balances in many countries. As a result, credit rating upgrades were numerous and three of the four largest emerging market debt issuers -- Russia, Brazil, and Turkey -- were upgraded during the period under review.

     The best total return performance within emerging markets during this period came from oil producing countries and high-risk assets. Ecuador was the top-performing country component within the Fund's benchmark index, the EMBI+, generating a total return of 30.4% during the period. Other top performing index components during the period were Venezuela (+28.8%), Argentina (+20.8%), Brazil (+15.8%), Colombia (+14.7%) and Nigeria (+14.4%). The worst performing index component was Ukraine, with a 3.3% total return during the period. Despite generating strong returns, three of the four largest index components -- Mexico, Russia and Turkey -- all underperformed the overall index.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A: The Fund was positioned defensively during the first eight months of its fiscal year, maintaining a lower interest rate duration than its benchmark, the J.P. Morgan EMBI+ Index, and a relatively large cash position (5-10%), which was reduced beginning in August to be within the current 1-2% range. This more conservative positioning was the primary reason the Fund underperformed its benchmark during the period. In addition, the Fund held underweight positions in Brazil and Venezuela compared to its benchmark for much of the year, which also negatively impacted its performance. On the positive side, relative to its benchmark, the Fund benefited from an underweight position in Mexico as well as overweight positions in Uruguay and Nigeria.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Our intention is to continue to maintain a conservative posture going into 2005. While emerging market debt valuations are near historic highs, we expect them to continue to be supported by steady global economic growth, high commodity prices and strong global liquidity. Relative to its benchmark, the J.P. Morgan EMBI+ index, the Fund is overweight corporate bond issues with a 17% weighting. The index does not include corporate debt; however we believe corporate issues offer the benefits of diversification and incremental yield relative to sovereign issues. The Fund is also underweight Mexico with a relative weighting of about 80% compared to the J.P. Morgan EMBI+ index.

                                                                   DECEMBER 2004


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Goodwin Emerging Markets Bond Fund


------------------------------------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                                                             PERIODS ENDING 11/30/04
------------------------------------------------------------------------------------------------------------

                                                                                     INCEPTION     INCEPTION
                                                            1 YEAR       5 YEARS    TO 11/30/04      DATE
                                                            ------       -------    -----------    ---------
        Class A Shares at NAV 2                               9.86%       12.29%        12.85%       9/5/95
        Class A Shares at POP 3                               4.64        11.21         12.25        9/5/95

        Class B Shares at NAV 2                               8.98        11.45         11.98        9/5/95
        Class B Shares with CDSC 4                            4.98        11.45         11.98        9/5/95

        Class C Shares at NAV 2                               9.06        11.44          4.96       3/26/98
        Class C Shares with CDSC 4                            9.06        11.44          4.96       3/26/98

        Lehman Brothers Aggregate Bond Index                  4.44         7.41        Note 6        Note 6

        J.P. Morgan Emerging Markets Bond Index Plus         12.31        14.15        Note 5        Note 5
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                        PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/5/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes shares will be greater or less than that shown based on difference in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

             Phoenix-Goodwin     Phoenix-Goodwin     Lehman        J.P. Morgan
            Emerging Markets    Emerging Markets    Brothers    Emerging Markets
               Bond Fund           Bond Fund       Aggregate       Bond Index
               Class A 7           Class B 7       Bond Index         Plus
            ----------------    ----------------   ----------   ----------------

9/5/95          $ 9,525              $10,000        $10,000          $10,000
11/30/95          9,944               10,422         10,328           10,537
11/29/96         15,928               16,565         10,955           15,530
11/28/97         17,826               18,400         11,782           17,171
11/30/98         12,977               13,291         12,896           15,604
11/30/99         16,303               16,550         12,890           18,183
11/30/00         16,701               16,815         14,059           21,197
11/30/01         17,940               17,939         15,628           21,684
11/29/02         20,551               20,415         16,775           24,375
11/28/03         26,498               26,113         17,645           31,375
11/30/04         29,111               28,457         18,428           35,237

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 6.84% for Class A and Class B (since 9/5/95) and 6.53% for Class C (since 3/26/98), respectively.
6 Index performance is 14.60% for Class A and Class B (since 9/5/95) and 9.93% for Class C (since 3/26/98), respectively.
7 This chart illustrates the application of initial sales charges on Class A shares and applicable CDSC charges on Class B shares since inception.

   For information regarding the indexes, see the glossary on page 3.

   All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please visit PhoenixInvestments.com for performance data current to the most recent month-end.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

--------------------------------------------------------------------------------
  COUNTRY WEIGHTINGS                                                   11/30/04
--------------------------------------------------------------------------------
As a percentage of total investments

Brazil                23%
Mexico                14
Russia                12
Turkey                 7
Venezuela              5
Philippines            5
Argentina              4
Other                 30

Phoenix-Goodwin Emerging Markets Bond Fund


ABOUT YOUR FUND'S EXPENSES

     As a shareholder of the Emerging Markets Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and
(2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

  Emerging Markets            Beginning            Ending          Expenses Paid
     Bond Fund              Account Value       Account Value         During
      Class A               May 31, 2004      November 30, 2004       Period*
--------------------        -------------     -----------------   -------------

Actual                        $1,000.00            $1,121.42           $8.45
Hypothetical (5% return
  before expenses)             1,000.00             1,016.93            8.07

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.59%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 9.86%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,098.60.

  Emerging Markets            Beginning            Ending          Expenses Paid
     Bond Fund              Account Value       Account Value         During
      Class B               May 31, 2004      November 30, 2004       Period*
--------------------        -------------     -----------------   -------------
Actual                        $1,000.00            $1,115.57          $12.42
Hypothetical (5% return
  before expenses)             1,000.00             1,013.11           11.89

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.35%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 8.98%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,089.80.

  Emerging Markets            Beginning            Ending          Expenses Paid
     Bond Fund              Account Value       Account Value         During
      Class C               May 31, 2004      November 30, 2004       Period*
--------------------        -------------     -----------------   -------------

Actual                        $1,000.00            $1,116.30          $12.42
Hypothetical (5% return
  before expenses)             1,000.00             1,013.12           11.88

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.35%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 9.06%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,090.60.

Phoenix-Goodwin Emerging Markets Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2004 (AS A PERCENTAGE OF NET ASSETS) (h)
--------------------------------------------------------------------------------
 1. Federative Republic of Brazil 11%, 1/11/12                          4.5%
 2. United Mexican States 6.625%, 3/3/15                                4.1%
 3. Federative Republic of Brazil 10.50%, 7/14/14                       3.9%
 4. Federative Republic of Brazil 8%, 4/15/14                           3.5%
 5. Federative Republic of Brazil 8.875%, 10/14/19                      3.3%
 6. Republic of Argentina 1.98%, 8/3/12                                 3.1%
 7. Russian Federation RegS 12.75%, 6/24/28                             3.1%
 8. Republic of Venezuela 9.25%, 9/15/27                                3.0%
 9. Federative Republic of Brazil 11%, 8/17/40                          3.0%
10. Republic of Colombia 8.125%, 5/21/24                                2.9%
--------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2004

                                          MOODY'S        PAR
                                          RATING        VALUE
                                        (Unaudited)     (000)        VALUE
                                        -----------     ------    -----------

DOMESTIC CORPORATE BONDS--5.7%

ADVERTISING--0.5%
WDAC Subsidiary Corp. 144A 8.375%,
12/1/14(b) .............................     Caa        $  250    $   250,000

DIVERSIFIED METALS & MINING--2.2%
Freeport-McMoRan Copper & Gold, Inc.
10.125%, 2/1/10 ........................      B          1,000      1,128,846

OIL & GAS EXPLORATION & PRODUCTION--3.0%
Pemex Project Funding Master Trust
9.125%, 10/13/10 .......................     Baa           650        773,500

Pemex Project Funding Master Trust
7.375%, 12/15/14 .......................     Baa           700        763,700
                                                                  -----------
                                                                    1,537,200
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $2,876,042)                                        2,916,046
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--72.4%

ARGENTINA--4.4%
Republic of Argentina 7%, 12/19/08(g) ..     Ca          1,000        324,000
Republic of Argentina 1.98%, 8/3/12(c) .     Caa         2,000      1,596,000

Republic of Argentina Series BGL5
11.375%, 1/30/17(c)(g) .................     Ca          1,000        335,000
                                                                  -----------
                                                                    2,255,000
                                                                  -----------

BRAZIL--20.3%
Federative Republic of Brazil 11%, 1/11/12    B          2,000      2,335,000
Federative Republic of Brazil 8%, 4/15/14     B          1,783      1,792,591

Federative Republic of Brazil 10.50%,
7/14/14 ................................      B          1,750      2,008,125


                                          MOODY'S        PAR
                                          RATING        VALUE
                                        (Unaudited)     (000)        VALUE
                                        -----------     ------    -----------

BRAZIL--CONTINUED
Federative Republic of Brazil 8.875%,
10/14/19 ...............................      B         $1,700    $ 1,710,625

Federative Republic of Brazil 11%, 8/17/40    B          1,350      1,554,862

Federative Republic of Brazil DCB-L
3.125%, 4/15/12(c) .....................      B          1,147      1,073,219
                                                                  -----------
                                                                   10,474,422
                                                                  -----------

COLOMBIA--4.3%
Republic of Colombia 9.75%, 4/23/09 ....     Ba            600        685,500
Republic of Colombia 8.125%, 5/21/24 ...     Ba          1,600      1,517,600
                                                                  -----------
                                                                    2,203,100
                                                                  -----------

ECUADOR--1.7%
Republic of Ecuador RegS 8%, 8/15/30(c)(f)   Caa         1,000        862,500

EL SALVADOR--0.5%
Republic of El Salvador 144A 7.625%,
9/21/34(b) .............................     Baa           250        258,125

GUATEMALA--0.6%
Republic of Guatemala 144A 8.125%,
10/6/34(b) .............................     Ba            300        309,375

MEXICO--7.1%
United Mexican States 6.625%, 3/3/15 ...     Baa         2,000      2,110,000
United Mexican States 8.125%, 12/30/19 .     Baa           450        514,125
United Mexican States 8.30%, 8/15/31 ...     Baa           900      1,019,250
                                                                  -----------
                                                                    3,643,375
                                                                  -----------

NIGERIA--2.1%
Federal Republic of Nigeria Promissory
Notes Series RC 5.092%, 1/5/10 .........     NR          1,100      1,057,413

PANAMA--1.9%
Republic of Panama 9.375%, 1/16/23 .....     Ba            900        999,000

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                                          MOODY'S        PAR
                                          RATING        VALUE
                                        (Unaudited)     (000)        VALUE
                                        -----------     ------    -----------

PERU--2.6%
Republic of Peru 8.375%, 5/3/16 ........     Ba         $  500    $   527,500
Republic of Peru PDI 5%, 3/7/17(c) .....     Ba            880        830,500
                                                                  -----------
                                                                    1,358,000
                                                                  -----------

PHILIPPINES--4.6%
Republic of Philippines 8.375%, 2/15/11      Ba          1,000      1,005,000
Republic of Philippines 8.875%, 3/17/15      Ba            100         98,500

Republic of Philippines RegS 8.75%,
10/7/16(f) .............................     Ba          1,300      1,244,548
                                                                  -----------
                                                                    2,348,048
                                                                  -----------

RUSSIA--8.9%
Russian Federation RegS 8.75%, 7/24/05(f)    Baa           500        516,675
Russian Federation RegS 10%, 6/26/07(f)      Baa         1,000      1,135,484
Russian Federation RegS 11%, 7/24/18(f)      Baa         1,000      1,353,750
Russian Federation RegS 12.75%, 6/24/28(f)   Baa         1,000      1,590,000
                                                                  -----------
                                                                    4,595,909
                                                                  -----------

TURKEY--6.8%
Republic of Turkey 9.875%, 3/19/08 .....      B          1,300      1,456,000
Republic of Turkey 11%, 1/14/13 ........      B          1,000      1,237,500
Republic of Turkey 8%, 2/14/34 .........      B            800        808,000
                                                                  -----------
                                                                    3,501,500
                                                                  -----------

UKRAINE--1.0%
Government of Ukraine RegS 7.65%,
6/11/13(f) .............................      B            500        510,349

URUGUAY--0.9%
Republic of Uruguay 7.25%, 2/15/11 .....      B            500        487,500

VENEZUELA--4.7%
Republic of Venezuela 5.375%, 8/7/10 ...      B            300        279,581
Republic of Venezuela 10.75%, 9/19/13 ..      B            500        593,750
Republic of Venezuela 9.25%, 9/15/27 ...      B          1,500      1,563,750
                                                                  -----------
                                                                    2,437,081
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $35,496,354)                                      37,300,697
-----------------------------------------------------------------------------


                                          MOODY'S        PAR
                                          RATING        VALUE
                                        (Unaudited)     (000)        VALUE
                                        -----------     ------    -----------

FOREIGN CORPORATE BONDS(e)--17.3%

BRAZIL--3.1%
CSN Islands VIII Corp. 9.75%, 12/16/13
(Steel) ................................      B         $  500    $   528,169

CSN Islands VIII Corp. 144A 9.75%,
12/16/13 (Steel)(b) ....................      B            500        538,750

Votorantim Overseas III 144A 7.875%,
1/23/14 (Building Products)(b) .........     Ba            500        508,750
                                                                  -----------
                                                                    1,575,669
                                                                  -----------

CHILE--1.0%
Enersis SA 7.375%, 1/15/14 (Electric
Utilities) .............................     Ba            500        518,316

GERMANY--1.0%
Aries Vermoegensverwaltung GmbH 144A
9.60%, 10/25/14 (Other Diversified
Financial Services)(b) .................     Ba            250        295,313

European Investment Bank 6%, 7/15/05
(Diversified Banks) ....................     Aaa           308(d)     240,072
                                                                  -----------
                                                                      535,385
                                                                  -----------

MEXICO--7.2%
America Movil SA de C.V. 5.50%, 3/1/14
(Wireless Telecommunication Services) ..     Baa         1,000        967,564

Banco Mercantil del Norte SA 144A 5.875%,
2/17/14 (Diversified Banks)(b)(c) ......     Baa         1,000      1,030,000

Innova S de R.L. 9.375%, 9/19/13
(Integrated Telecommunication Services)       B            500        568,750

Petroleos Mexicanos RegS 8.625%, 12/1/23
(Oil & Gas Exploration & Production)(f)      Baa         1,000      1,132,500
                                                                  -----------
                                                                    3,698,814
                                                                  -----------

NETHERLANDS--2.0%
Kazkommerts International  BV RegS
8.50%, 4/16/13 (Diversified Banks)(f) ..     Baa         1,000      1,050,000

RUSSIA--3.0%
Alrosa Finance SA 144A 8.875%, 11/17/14
(Precious Metals & Minerals)(b) ........      B            500        515,000

Mobile Telesystems Finance RegS 8.375%,
10/14/10 (Wireless Telecommunication
Services)(f) ...........................     Ba          1,000      1,037,562
                                                                  -----------
                                                                    1,552,562
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $8,603,279)                                        8,930,746
-----------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                                                     SHARES       VALUE
                                                     ------    -----------
FOREIGN COMMON STOCKS(e)--0.0%

BRAZIL--0.0%
Tele Centro Oeste Celular Participacoes SA ADR
(Wireless Telecommunication Services) ........        1,410    $    14,100
--------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $13,557)                                           14,100
--------------------------------------------------------------------------

TOTAL INVESTMENTS--95.4%
(IDENTIFIED COST $46,989,232)                                   49,161,589(a)
Other assets and liabilities, net--4.6%                          2,389,365
                                                               -----------
NET ASSETS--100.0%                                             $51,550,954
                                                               ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,892,655 and gross depreciation of $263,528 for federal income tax purposes. At November 30, 2004, the aggregate cost of securities for federal income tax purposes was $47,532,462.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, these securities amounted to a value of $3,705,313 or 7.2% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d) Par value represents Australian Dollar.
(e) Foreign Corporate Bonds and Foreign Common Stock are determined based on the country in which the security is issued. The country of risk, noted in the header or parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(f) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration under Rules 903 and 904 of the Securities Act of 1933.
(g) Security in default.
(h) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2004
ASSETS
Investment securities at value
   (Identified cost $46,989,232)                                $ 49,161,589
Cash                                                                  96,775
Foreign currency at value
   (Identified cost $4,716)                                            4,654
Receivables
   Investment securities sold                                      3,332,945
   Dividends and interest                                          1,017,041
   Fund shares sold                                                  154,384
Prepaid expenses                                                      14,816
                                                                ------------
     Total assets                                                 53,782,204
                                                                ------------
LIABILITIES
Payables
   Investment securities purchased                                 1,846,000
   Fund shares repurchased                                           225,051
   Investment advisory fee                                            32,243
   Distribution and service fees                                      28,480
   Transfer agent fee                                                 21,157
   Foreign taxes payable                                              11,897
   Financial agent fee                                                 5,235
   Trustees' fee                                                       4,381
Accrued expenses                                                      56,806
                                                                ------------
     Total liabilities                                             2,231,250
                                                                ------------
NET ASSETS                                                      $ 51,550,954
                                                                ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $ 88,049,040
Undistributed net investment income                                   94,193
Accumulated net realized loss                                    (38,764,573)
Net unrealized appreciation                                        2,172,294
                                                                ------------
NET ASSETS                                                      $ 51,550,954
                                                                ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $22,583,174)                2,737,849
Net asset value per share                                              $8.25
Offering price per share $8.25/(1-4.75%)                               $8.66

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $26,852,717)                3,327,224
Net asset value and offering price per share                           $8.07

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,115,063)                   260,630
Net asset value and offering price per share                           $8.12


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2004

INVESTMENT INCOME
Interest                                                         $ 4,716,252
Dividends                                                             18,477
Foreign taxes withheld                                               (17,514)
                                                                 -----------
     Total investment income                                       4,717,215
                                                                 -----------
EXPENSES
Investment advisory fee                                              486,059
Service fees, Class A                                                 70,799
Distribution and service fees, Class B                               340,390
Distribution and service fees, Class C                                24,493
Financial agent fee                                                   70,690
Transfer agent fee                                                   106,923
Professional                                                          42,177
Trustee fees                                                          38,406
Custodian                                                             38,471
Printing                                                              26,814
Registration                                                           9,560
Miscellaneous                                                         13,897
                                                                 -----------
     Total expenses                                                1,268,679
     Custodian fees paid indirectly                                     (180)
                                                                 -----------
     Net expenses                                                  1,268,499
                                                                 -----------
NET INVESTMENT INCOME                                              3,448,716
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                   2,514,652
Net realized gain on swaps                                           388,409
Net realized gain on foreign currency transactions                    92,463
Net change in unrealized appreciation (depreciation)
   on investments                                                 (1,279,084)
Net change in unrealized appreciation (depreciation) on
   swap agreements                                                   (43,562)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency translations                 21,996
                                                                 -----------
NET GAIN ON INVESTMENTS                                            1,694,874
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 5,143,590
                                                                 ===========

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended           Year Ended
                                                                                               11/30/04             11/30/03
                                                                                             ------------         ------------
FROM OPERATIONS
   Net investment income (loss)                                                              $  3,448,716         $  6,095,255
   Net realized gain (loss)                                                                     2,995,524           16,384,344
   Net change in unrealized appreciation (depreciation)                                        (1,300,650)            (781,612)
                                                                                             ------------         ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  5,143,590           21,697,987
                                                                                             ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                              (2,029,441)          (2,943,832)
   Net investment income, Class B                                                              (2,237,788)          (3,617,210)
   Net investment income, Class C                                                                (160,185)            (341,498)
                                                                                             ------------         ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (4,427,414)          (6,902,540)
                                                                                             ------------         ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (567,480 and 2,135,397 shares, respectively)                   4,603,021           15,910,778
   Net asset value of shares issued from reinvestment of distributions
     (122,497 and 165,171 shares, respectively)                                                   989,081            1,238,993
   Cost of shares repurchased (2,401,172 and 2,465,997 shares, respectively)                  (19,176,555)         (18,669,401)
                                                                                             ------------         ------------
Total                                                                                         (13,584,453)          (1,519,630)
                                                                                             ------------         ------------
CLASS B
   Proceeds from sales of shares (195,026 and 294,532 shares, respectively)                     1,575,767            2,171,985
   Net asset value of shares issued from reinvestment of distributions
     (102,160 and 164,403 shares, respectively)                                                   808,579            1,206,502
   Cost of shares repurchased (2,616,429 and 1,826,994 shares, respectively)                  (20,613,444)         (13,588,952)
                                                                                             ------------         ------------
Total                                                                                         (18,229,098)         (10,210,465)
                                                                                             ------------         ------------
CLASS C
   Proceeds from sales of shares (76,545 and 396,151 shares, respectively)                        624,362            2,819,786
   Net asset value of shares issued from reinvestment of distributions
     (8,556 and 18,192 shares, respectively)                                                       67,955              135,258
   Cost of shares repurchased (254,314 and 398,231 shares, respectively)                       (2,043,115)          (3,070,145)
                                                                                             ------------         ------------
Total                                                                                          (1,350,798)            (115,101)
                                                                                             ------------         ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (33,164,349)         (11,845,196)
                                                                                             ------------         ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      (32,448,173)           2,950,251

NET ASSETS
   Beginning of period                                                                         83,999,127           81,048,876
                                                                                             ------------         ------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $94,193 AND $195,713, RESPECTIVELY)                                                 $ 51,550,954         $ 83,999,127
                                                                                             ============         ============

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS A
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003        2002(4)         2001          2000
Net asset value, beginning of period                        $ 8.07       $ 6.80        $ 6.58       $ 6.96        $ 7.69
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(5)                                   0.47(2)      0.67          0.65(2)      0.85          1.32(2)
   Net realized and unrealized gain (loss)(5)                 0.29         1.22          0.28        (0.31)        (1.05)
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.76         1.89          0.93         0.54          0.27
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.58)       (0.62)        (0.57)       (0.92)        (1.00)
   Return of capital                                            --           --         (0.14)          --            --
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.58)       (0.62)        (0.71)       (0.92)        (1.00)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     0.18         1.27          0.22        (0.38)        (0.73)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 8.25       $ 8.07        $ 6.80       $ 6.58        $ 6.96
                                                            ======       ======        ======       ======        ======
Total return(1)                                               9.86%       28.94%        14.55%        7.42%         2.44%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                   $22,583      $35,910       $31,401      $30,202       $32,344
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.53%        1.49%(3)      1.58%(3)     1.58%         1.51%(3)
   Net investment income                                      5.75%        7.73%         9.47%       12.50%        16.45%
Portfolio turnover                                             140%         491%          588%         932%          528%



                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003        2002(4)         2001          2000
Net asset value, beginning of period                        $ 7.91       $ 6.68        $ 6.47       $ 6.86        $ 7.60
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(6)                                   0.40(2)      0.58          0.59(2)      0.80          1.29(2)
   Net realized and unrealized gain (loss)(6)                 0.28         1.22          0.28        (0.33)        (1.09)
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.68         1.80          0.87         0.47          0.20
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.52)       (0.57)        (0.53)       (0.86)        (0.94)
   Return of capital                                            --           --         (0.13)          --            --
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.52)       (0.57)        (0.66)       (0.86)        (0.94)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     0.16         1.23          0.21        (0.39)        (0.74)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 8.07       $ 7.91        $ 6.68       $ 6.47        $ 6.86
                                                            ======       ======        ======       ======        ======
Total return(1)                                               8.98%       27.91%        13.80%        6.68%         1.60%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                   $26,853      $44,671       $46,865      $48,495       $51,112
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.29%        2.24%(3)      2.33%(3)     2.33%         2.26%
   Net investment income                                      4.99%        7.02%         8.78%       11.76%        16.08%
Portfolio turnover                                             140%         491%          588%         932%          528%

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) For the periods ended November 30, 2003, 2002, 2001 and 2000 for Class A and for the periods ended November 30, 2003 and 2002 for Class B the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included the ratio of net operating expense would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective December 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
    November 30, 2002, was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income (loss) per share from
    $0.61 to $0.60 for Class B and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27 for
    Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As a result of recent changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02, $0.05 and $0.00 for the periods ended November 30, 2002, 2001 and 2000, respectively. The net investment income ratio increased by 0.31% for the period ended November 30, 2003 and decreased by 0.20%, 0.59%, and 0.02% for the periods ended November 30, 2002, 2001, and 2000, respectively.
(6) As a result of recent changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.02 for the period ended November 30, 2003, and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.04 and $0.00 for the periods ended November 30, 2002, 2001 and 2000, respectively. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.13%, 0.59%, and 0.02% for the periods ended November 30, 2002, 2001, and 2000, respectively.

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS C
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003        2002(3)         2001          2000
Net asset value, beginning of period                        $ 7.95       $ 6.73        $ 6.51       $ 6.89        $ 7.63
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(4)                                   0.40(2)      0.58          0.60(2)      0.81          1.25(2)
   Net realized and unrealized gain (loss)(4)                 0.29         1.21          0.28        (0.33)        (1.05)
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.69         1.79          0.88         0.48          0.20
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.52)       (0.57)        (0.53)       (0.86)        (0.94)
   Return of capital                                            --           --         (0.13)          --            --
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.52)       (0.57)        (0.66)       (0.86)        (0.94)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     0.17         1.22          0.22        (0.38)        (0.74)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 8.12       $ 7.95        $ 6.73       $ 6.51        $ 6.89
                                                            ======       ======        ======       ======        ======
Total return(1)                                               9.06%       27.54%        13.88%        6.65%         1.73%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                    $2,115       $3,418        $2,783       $2,399        $2,365

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.29%        2.24%         2.33%        2.33%         2.26%
   Net investment income                                      4.98%        7.06%         8.71%       11.77%        15.96%
Portfolio turnover                                             140%         491%          588%         932%          528%

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
    November 30, 2002, was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%, and decrease the net investment income (loss) per share from $0.62 to $0.61 and increase the net realized and unrealized gain (loss) per share from $0.26 to $0.27. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) As a result of recent changes in generally accepted accounting principles, the Fund reclassified periodic payments made under credit default and interest rate swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C was to increase net investment income per share and to decrease net realized and unrealized gain (loss) per share by $0.03 for the period ended November 30, 2003 and to decrease net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.04 and $0.00 for the periods ended November 30, 2002, 2001 and 2000, respectively. The net investment income ratio increased by 0.30% for the period ended November 30, 2003 and decreased by 0.12%, 0.60%, and 0.03% for the periods ended November 30, 2002, 2001, and 2000, respectively.

                        See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Goodwin Tax-Exempt Bond Fund's investment objective is to produce as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. Investors should note that income from the Fund may be subject to local or state taxes and the alternative minimum tax, if applicable. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2004?

A: For the reporting period, the Fund's Class A shares returned 2.80% and Class B shares returned 2.03%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.44%, and the Lehman Brothers Municipal Bond Index, which is the Fund's style-specific index appropriate for comparison, returned 4.07%. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU DESCRIBE THE GENERAL ECONOMIC ENVIRONMENT OVER THE PAST YEAR?

A: Longer maturity U.S. Treasury bond yields have declined while shorter maturity bonds saw yields rise as the Federal Reserve (the "Fed") raised short-term rates four times during the Fund's fiscal year (as well as a fifth increase on December 14), for a total of 125 basis points (1.25%) in 2004. The robust U.S. economy, improving employment market, and the threat of rising inflation contributed to the change in monetary policy and language by the Fed used over this period. It is anticipated the Fed will continue to raise rates into 2005 based upon its statements in the December 14th press release; "the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal" and "that policy accommodation can be removed at a pace that is likely to be measured."

     The U.S. economy appears healthy as evident by gross domestic product (GDP) growth, strong corporate profits, declining unemployment, improved consumer confidence, and increased business and government spending. For the 12 months ended September 30, 2004, the U.S. economy expanded at a rate of 4%. While this rate was slower than the year-over-year increase of 5% in March 2004 -- the country's highest twelve-month GDP level since 1984 -- it still represents solid economic growth. Simply compare the 4% annual GDP rate to the average yearly growth rate of 3% since 1990.

     Corporate profitability continued to improve during the second quarter as U.S. companies reported their fifth consecutive quarterly increase in profits. Corporate profits have increased during 10 out of the previous 11 quarters as consumer, business and government spending remained healthy. Consumer spending, which accounts for over two-thirds of the economy, expanded at an annual pace of 4.6% during the third quarter of 2004. Unemployment declined to 5.4% in November as the job market slowly improved. This rate compares favorably to the 6.0% unemployment rate recorded in October 2003. Consumer confidence also rose during the past 12 months as the economy continued to expand and the labor market improved. Manufacturing remained strong as the Institute for Supply Management Report on Business, a gauge of U.S. manufacturing, increased for the 17th consecutive month. The U.S. economy appears to be on solid footing as all major economic indicators have been reporting strong results. Despite the positive signals, however, several factors could potentially slow the economy in 2005, including continued increases by the Fed to interest rates, a further rise in the price of oil, and additional increases to an already large U.S. budget deficit.

     During the past twelve months, the Fund's performance was helped by its higher exposure to the intermediate maturity part of the yield curve (10-20 years), zero coupon bonds, and longer maturity, non-callable bonds as these areas of the municipal bond market experienced healthy returns. However, when compared to its benchmark, the Lehman Brothers Municipal Bond Index, performance was lower due to the Fund's higher credit quality, lower exposure to longer maturity bonds (25 years and longer), and limited allocation to discount coupon bonds. Each of these areas provided very strong returns during the year with non-investment grade-rated bonds and lower-rated investment grade bonds (mostly tobacco-backed bonds) dominating performance.

Q: HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND MARKET DURING THIS PERIOD?

A: The municipal bond market was dominated by three major themes over the past year: 1) heavy supply of municipal bonds, 2) weak demand for municipal bonds from retail investors, and 3) strong performance from the lowest rated sectors. Issuance of municipal bonds in 2004 is on pace to be the third largest year on record. While 2004 municipal bond issuance is expected to be lower than last year's record, the market still expects to see approximately $350 billion of new bonds enter the market. Low interest rates continue to make it attractive for municipalities to issue new bonds to finance projects as well as to refinance older, higher cost bonds. This heavy supply of bonds, which mostly occurred between June and October, as interest rates declined from their highs experienced earlier in the year, is difficult for the market to digest without exerting downward pressure on prices. Should interest rates move higher as we head into 2005, the supply of bonds would most likely moderate thereby helping the relative value of municipal bonds. Further, when municipalities experience improvements in their financial condition, the amount of new municipal bond issuance generally declines as cash needs are covered from general operations.

     The second theme the market experienced over the past year was weak demand by individual investors. Individual investors, who represent approximately two-thirds of all owners of municipal bonds, have not been major buyers of bonds as interest rates hover at historically low levels. During the year, open-end mutual funds experienced heavy outflows, which exerted price pressure on the market. Should the market experience higher interest rates in 2005, overall demand for municipal bonds would most likely return, thereby cushioning the decline to municipal bond prices.

     The third theme the municipal market experienced was strong performance in the lowest rated sectors of the market, especially tobacco settlement bonds, below-investment grade airport bonds and lower rated hospital bonds. Each sector saw returns exceed the general municipal bond market by 200-600 basis points (2-6%), as measured by the Lehman Brothers Municipal Bond Index. Despite the downgrade of the tobacco sector to BBB, several downgrades and bankruptcies within the airport/airline sector, and deteriorating risk profiles for hospitals as HMOs continue to exert pricing pressure, these sectors saw prices increase beyond the general market as investors ignored credit fundamentals in their pursuit of higher yields.

     While the Fund is prohibited from owning bonds with ratings below investment grade and therefore does not own any lower rated bonds, we believe current valuations of these lower rated bonds do not compensate investors for the high credit risks involved. Further, we continue to believe that the longer-term risks inherent in these sectors are not consistent with the Fund's objective of capital preservation.

Q: WHAT IS YOUR OUTLOOK?

A: As we move forward into 2005, we anticipate the U.S. economy will moderate as the Fed, as noted earlier, continues to reverse its accommodative monetary policy at a "measured pace." Factors that could influence the municipal bond market ahead include: the timing and depth of additional Fed policy changes, the health of the U.S. economy and labor markets, the level of demand for municipal bonds by retail investors, potential changes to existing tax laws, and the uncertainties in the war on terror. The Fund remains fully invested along the entire municipal yield curve in order to provide shareholders with a high level of current income exempt from federal taxes, and to insulate the portfolio from potential changes in interest rates and the shape of the yield curve that may occur as the Fed slowly changes its policy.

     We continue to appreciate our shareholders' interest in the Phoenix-Goodwin Tax-Exempt Bond Fund and look forward to being of continued service in the new year.

                                                                   DECEMBER 2004


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Goodwin Tax-Exempt Bond Fund

---------------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                                       PERIODS ENDING 11/30/04
---------------------------------------------------------------------------------------

                                                      1 YEAR      5 YEARS      10 YEARS
                                                      ------       ------      --------
        Class A Shares at NAV 2                        2.80%        5.88%        6.04%
        Class A Shares at POP 3                       (2.09)        4.85         5.52

        Class B Shares at NAV 2                        2.03         5.10         5.26
        Class B Shares with CDSC 4                    (1.91)        5.10         5.26

        Lehman Brothers Municipal Bond Index           4.07         6.79         7.16
        Lehman Brothers Aggregate Bond Index           4.44         7.41         7.70
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                        PERIODS ENDING 11/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/30/94 in Class A shares and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

             Phoenix-Goodwin      Phoenix-Goodwin      Lehman        Lehman
               Tax-Exempt           Tax-Exempt        Brothers      Brothers
               Bond Fund            Bond Fund         Municipal     Aggregate
               Class A 5            Class B 5         Bond Index    Bond Index
             ---------------      ---------------     ----------    ----------
11/30/94        $ 9,525              $10,000            $10,000      $10,000
11/30/95         11,418               11,907             11,890       11,765
11/29/96         11,909               12,337             12,590       12,479
11/28/97         12,629               12,970             13,493       13,421
11/30/98         13,356               13,615             14,541       14,690
11/30/99         12,866               13,023             14,383       14,683
11/30/00         13,799               13,858             15,560       16,014
11/30/01         14,915               14,877             16,923       17,802
11/29/02         15,717               15,565             17,993       19,108
11/28/03         16,665               16,376             19,190       20,099
11/30/04         17,131               16,709             19,972       20,991

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
5 This chart illustrates the application of initial sales charges on Class A shares and applicable CDSC charges on Class B shares for ten years.

  For information regarding the indexes, see the glossary on page 3.

  All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please visit PhoenixInvestments.com for performance data current to the most recent month-end.

--------------------------------------------------------------------------------
  STATE WEIGHTINGS                                                     11/30/04
--------------------------------------------------------------------------------
As a percentage of total investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

California             16%
Texas                  14
Illinois                9
Florida                 8
Louisiana               6
New Jersey              6
Virginia                5
Other                  36

Phoenix-Goodwin Tax-Exempt Bond Fund


ABOUT YOUR FUND'S EXPENSES

     As a shareholder of the Tax-Exempt Bond Fund, you incur two types of costs:
(1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

                              Beginning            Ending          Expenses Paid
 Tax-Exempt Bond Fund       Account Value       Account Value         During
       Class A              May 31, 2004      November 30, 2004       Period*
 --------------------       -------------     -----------------   -------------

Actual                        $1,000.00            $1,036.63           $5.77
Hypothetical (5% return
  before expenses)             1,000.00             1,019.27            5.73

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.13%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 2.80%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,028.00.

                              Beginning            Ending          Expenses Paid
 Tax-Exempt Bond Fund       Account Value       Account Value         During
       Class B              May 31, 2004      November 30, 2004       Period*
 --------------------       -------------     -----------------   -------------

Actual                        $1,000.00            $1,032.63           $9.56
Hypothetical (5% return
  before expenses)             1,000.00             1,015.48            9.52

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.88%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED NOVEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 2.03%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT NOVEMBER 30, 2004 OF $1,020.30.

Phoenix-Goodwin Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT NOVEMBER 30, 2004 (AS A PERCENTAGE OF NET ASSETS) (f)
--------------------------------------------------------------------------------
 1.  Riverside County Single Family Revenue
     Issue B 8.625%, 5/1/16                                           9.7%
 2.  Kentucky State Turnpike Authority Economic
     Development Revenue 0%, 1/1/10                                   4.4%
 3.  Louisiana Local Government Environmental
     Facilities Community Development Authority
     Revenue 5.25%, 12/1/18                                           4.3%
 4.  Camden County Municipal Utilities Authority
     Sewer Revenue Series B 0%, 9/1/11                                3.7%
 5.  Upper Ocoquan Regional Sewage Authority
     Revenue Series A 5.15%, 7/1/20                                   3.5%
 6.  Cartersville Development Authority Revenue
     5.625%, 5/1/09                                                   3.5%
 7.  Upshur County Solid Waste Disposal Revenue
     7%, 7/15/25                                                      3.3%
 8.  Wisconsin State Health and Educational
     Facilities Authority Revenue 5%, 8/15/18                         3.2%
 9.  Dade County General Obligation Series CC
     7.125%, 10/1/12                                                  3.0%
10.  Cook County General Obligation
     6.50%, 11/15/10                                                  2.8%
--------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2004


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------   ------------

MUNICIPAL BONDS--97.1%

Alabama--1.7%
Birmingham Capital Improvement General
Obligation Series A 5.50%, 8/1/25 ......       AA       $1,000    $ 1,072,010

ARKANSAS--0.5%
Drew County Public Facilities Board Single
Family Mortgage Revenue Series A-2
7.90%, 8/1/11 (FNMA Collateralized) ....     Aaa(c)         61         61,721

Jacksonville Residential Housing Facilities
Board Single Family Mortgage Revenue
Series A-2 7.90%, 1/1/11 (FNMA
Collateralized) ........................     Aaa(c)        106        107,454

Lonoke County Residential Housing Facilities
Board Single Family Mortgage Revenue
Series A-2 7.90%, 4/1/11 (FNMA
Collateralized) ........................     Aaa(c)        102        105,428

Stuttgart Public Facilities Board Single
Family Mortgage Revenue Series A-2
7.90%, 9/1/11 (FNMA Collateralized) ....     Aaa(c)         31         32,169
                                                                  -----------
                                                                      306,772
                                                                  -----------

CALIFORNIA--15.6%
California State 5%, 2/1/20 ............       A           750        783,585

California State Public Works Board
Department of Mental Health Series A
5.50%, 6/1/16 ..........................       A-        1,000      1,103,400


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------   ------------

CALIFORNIA--CONTINUED
Los Angeles Unified School District Election
of 1997 General Obligation Series E
5.125%, 1/1/27 (MBIA Insured) ..........      AAA       $1,120    $ 1,158,673

Riverside County Single Family Revenue
Issue B 8.625%, 5/1/16 (GNMA
Collateralized)(d)(e) ..................      AAA        4,300      6,092,885

South Gate Utility Authority Revenue
0%, 10/1/19 (FGIC Insured) .............      AAA        1,385        671,739
                                                                  -----------
                                                                    9,810,282
                                                                  -----------

COLORADO--1.8%
Jefferson County School District No. R-001
General Obligation Series A 5.25%, 12/15/11
Prerefunded 12/15/08 @ 101 (FGIC Insured)     AAA        1,000      1,110,260

CONNECTICUT--3.9%
Mashantucket Western Pequot Tribe Special
Revenue Series A 144A 6.50%, 9/1/05(b)(e)     AAA          845        873,113

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A 6.50%, 9/1/06(b)(e)     AAA          495        531,650

Mashantucket Western Pequot Tribe Special
Revenue Series B 144A 5.60%, 9/1/09(b)       Baa(c)      1,000      1,067,450
                                                                  -----------
                                                                    2,472,213
                                                                  -----------

FLORIDA--7.6%
Dade County General Obligation Series CC
7.125%, 10/1/12 (AMBAC Insured) ........      AAA        1,490      1,869,965

                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------   ------------

FLORIDA--CONTINUED
Florida State Board of Education Capital
Outlay General Obligation Series A 5.25%,
6/1/16 .................................      AA+       $1,250    $ 1,311,587

Florida State Board of Education Capital
Outlay General Obligation Series E 5.50%,
6/1/20 .................................      AA+        1,500      1,641,165
                                                                  -----------
                                                                    4,822,717
                                                                  -----------

GEORGIA--3.5%
Cartersville Development Authority Revenue
5.625%, 5/1/09 .........................       A+        2,000      2,197,980

ILLINOIS--8.9%
Chicago Board of Education Certificate of
Participation Series A 6%, 1/1/20
(MBIA Insured) .........................      AAA          500        587,540

Chicago Park District General Obligation
Series A 5%, 1/1/27 (AMBAC Insured) ....      AAA        1,000      1,018,250

Cook County General Obligation 6.50%,
11/15/10 (FGIC Insured) ................      AAA        1,500      1,763,550

Illinois Health Facilities Authority Revenue
Series C 7%, 4/1/08 (FSA Insured) ......      AAA        1,100      1,184,073

Metropolitan Pier & Exposition Authority
Dedicated State Tax Revenue Series A
5.50%, 6/15/27 .........................      AA-        1,000      1,010,650

Metropolitan Pier & Exposition Authority
Revenue 6.50%, 6/15/07 (FGIC Insured) ..      AA-           30         30,707
                                                                  -----------
                                                                    5,594,770
                                                                  -----------

KENTUCKY--4.4%
Kentucky State Turnpike Authority Economic
Development Revenue 0%, 1/1/10
(FGIC Insured) .........................      AAA        3,300      2,765,532

LOUISIANA--6.1%
Louisiana Local Government Environmental
Facilities Community Development Authority
Revenue 5.25%, 12/1/18 (AMBAC Insured) .      AAA        2,500      2,742,275

Orleans Parish Parishwide School District
General Obligation Series B 5.50%, 9/1/20
(FGIC Insured) .........................     Aaa(c)      1,000      1,079,910
                                                                  -----------
                                                                    3,822,185
                                                                  -----------

MASSACHUSETTS--1.7%
Massachusetts State Industrial Finance
Agency Revenue Series A-2 0%, 8/1/05 ...       A+        1,100      1,082,719


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------   ------------

MICHIGAN--1.2%
Coldwater Community Schools General
Obligation 5.625%, 5/1/15 (Q-SBLF
Guaranteed) ............................      AA+       $  700    $   781,760

NEW JERSEY--5.8%
Camden County Municipal Utilities Authority
Sewer Revenue Series B 0%, 9/1/11
(FGIC Insured) .........................      AAA        3,000      2,321,190

New Jersey State Transportation Trust Fund
Authority Revenue Series B 5.25%, 6/15/15
Prerefunded 6/15/07 @ 102 (MBIA Insured)      AAA        1,250      1,365,450
                                                                  -----------
                                                                    3,686,640
                                                                  -----------

NORTH CAROLINA--2.5%
North Carolina Municipal Power Agency
No.1 Catawba Electric Revenue 6%, 1/1/09
(AMBAC Insured) ........................      AAA        1,385      1,553,499

TENNESSEE--2.8%
Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue 6%, 12/1/16
(AMBAC Insured) ........................      AAA        1,500      1,759,215

TEXAS--13.7%
Canyon Independent School District General
Obligation Series A 5.375%, 2/15/24
(PSF Guaranteed) .......................      AAA        1,170      1,245,442

McKinney Independent School District
General Obligation 5%, 2/15/29
(PSF Guaranteed) .......................      AAA        1,500      1,517,895

Midlothian Water District General Obligation
5.50%, 9/1/18 (FSA Insured) ............      AAA        1,110      1,221,266

Northwest Independent School District
General Obligation 5%, 8/15/28
(PSF Guaranteed) .......................     Aaa(c)      1,225      1,240,655

San Antonio Electric & Gas Revenue
5%, 2/1/12(e) ..........................     Aa(c)          15         16,564

Texas Public Finance Authority Building
Revenue - Texas State Technical College
6.25%, 8/1/09 (MBIA Insured) ...........      AAA        1,250      1,357,538

University of Texas Permanent University
Fund Revenue Series B 5%, 7/1/26 .......      AAA        1,000      1,019,790

Williamson County General Obligation
5.25%, 2/15/25 (FSA Insured) ...........      AAA        1,000      1,045,620
                                                                  -----------
                                                                    8,664,770
                                                                  -----------

                       See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------   ------------

UTAH--1.6%
South Jordan Sales Tax Revenue 5.20%,
8/15/26 (AMBAC Insured) ................      AAA       $1,000    $ 1,031,280

VIRGINIA--5.2%
Pittsylvania County Industrial Development
Authority Revenue Series A 7.45%, 1/1/09       NR        1,000      1,023,380

Upper Occoquan Regional Sewage Authority
Revenue Series A 5.15%, 7/1/20
(MBIA Insured) .........................      AAA        2,000      2,232,600
                                                                  -----------
                                                                    3,255,980
                                                                  -----------

WASHINGTON--0.7%
Washington State General Obligation
Series B 6%, 1/1/25 ....................       AA          420        466,066

WEST VIRGINIA--3.3%
Upshur County Solid Waste Disposal
Revenue 7%, 7/15/25 ....................      BBB        2,000      2,098,900

WISCONSIN--4.6%
Wisconsin State Clean Water Revenue
Series I 6.875%, 6/1/11 ................      AA+          750        882,878

Wisconsin State Health and Educational
Facilities Authority Revenue 5%, 8/15/18
(Radian Insured) .......................       AA        2,000      2,040,580
                                                                  -----------
                                                                    2,923,458
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $57,254,321)                                      61,279,008
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.1%
(IDENTIFIED COST $57,254,321)                                      61,279,008
-----------------------------------------------------------------------------


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------    ------    -----------

SHORT-TERM INVESTMENTS--1.8%

COMMERCIAL PAPER--1.8%
Clipper Receivables Co. LLC
2.08%, 12/1/04 .........................      A-1       $1,140    $ 1,140,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,140,000)                                        1,140,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $58,394,321)                                      62,419,008(a)
Other assets and liabilities, net--1.1%                               699,222
                                                                  -----------
NET ASSETS--100.0%                                                $63,118,230
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,168,999 and gross depreciation of $125,348 for federal income tax purposes. At November 30, 2004, the aggregate cost of securities for federal income tax purposes was $58,375,357.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, these securities amounted to a value of $2,472,213 or 3.9% of net assets.
(c) As rated by Moody's or Fitch.
(d) All or a portion segregated as collateral for futures contracts.
(e) Escrowed to maturity.
(f) Table excludes short-term investments.

    At November 30, 2004, 65% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA 10.6%, FGIC 12.1% and AMBAC 15.8%.

                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2004

ASSETS
Investment securities at value
   (Identified cost $58,394,321)                                $62,419,008
Cash                                                                  2,866
Receivables
   Interest                                                         883,293
   Fund shares sold                                                  52,568
   Variation margin for futures contracts                             7,500
Prepaid expenses                                                     13,957
                                                                -----------
     Total assets                                                63,379,192
                                                                -----------
LIABILITIES
Payables
   Fund shares repurchased                                           62,789
   Dividend distributions                                            84,301
   Professional fees                                                 38,951
   Investment advisory fee                                           23,482
   Transfer agent fee                                                16,301
   Distribution and service fees                                     14,423
   Financial agent fee                                                5,902
   Trustees' fee                                                      4,381
Accrued expenses                                                     10,432
                                                                -----------
     Total liabilities                                              260,962
                                                                -----------
NET ASSETS                                                      $63,118,230
                                                                ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $57,906,401
Undistributed net investment income                                  78,778
Accumulated net realized gain                                     1,095,883
Net unrealized appreciation                                       4,037,168
                                                                -----------
NET ASSETS                                                      $63,118,230
                                                                ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $60,897,241)               5,520,392
Net asset value per share                                            $11.03
Offering price per share $11.03/(1-4.75%)                            $11.58

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,220,989)                  200,123
Net asset value and offering price per share                         $11.10


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2004

INVESTMENT INCOME
Interest                                                        $ 3,268,772
                                                                -----------
     Total investment income                                      3,268,772
                                                                -----------
EXPENSES
Investment advisory fee                                             311,721
Service fees, Class A                                               165,721
Distribution and service fees, Class B                               29,831
Financial agent fee                                                  73,712
Transfer agent                                                       79,726
Trustees                                                             38,406
Professional                                                         36,526
Printing                                                             18,677
Custodian                                                            12,494
Registration                                                          6,468
Miscellaneous                                                        22,117
                                                                -----------
     Total expenses                                                 795,399
                                                                -----------
NET INVESTMENT INCOME                                             2,473,373
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                  1,215,873
Net realized loss on futures                                       (279,422)
Net change in unrealized appreciation (depreciation) on
   investments                                                   (1,707,508)
Net change in unrealized appreciation (depreciation) on
   futures                                                          172,028
                                                                -----------
NET LOSS ON INVESTMENTS                                            (599,029)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 1,874,344
                                                                ===========

                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended           Year Ended
                                                                                               11/30/04             11/30/03
                                                                                             ------------         ------------
FROM OPERATIONS
   Net investment income (loss)                                                              $  2,473,373         $  2,830,000
   Net realized gain (loss)                                                                       936,451              809,698
   Net change in unrealized appreciation (depreciation)                                        (1,535,480)             926,222
                                                                                             ------------         ------------
   DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             1,874,344            4,565,920
                                                                                             ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                              (2,297,464)          (2,660,638)
   Net investment income, Class B                                                                 (81,062)            (128,235)
   Net realized long-term gains, Class A                                                         (503,585)                  --
   Net realized long-term gains, Class B                                                          (27,394)                  --
                                                                                             ------------         ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (2,909,505)          (2,788,873)
                                                                                             ------------         ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (211,928 and 1,032,502 shares, respectively)                   2,341,303           11,538,613
   Net asset value of shares issued from reinvestment of distributions
     (157,454 and 147,595 shares, respectively)                                                 1,746,137            1,648,571
   Cost of shares repurchased (1,201,197 and 1,676,113 shares, respectively)                  (13,306,012)         (18,706,172)
                                                                                             ------------         ------------
Total                                                                                          (9,218,572)          (5,518,988)
                                                                                             ------------         ------------
CLASS B
   Proceeds from sales of shares (6,585 and 48,578 shares, respectively)                           73,355              542,792
   Net asset value of shares issued from reinvestment of distributions
     (4,851 and 6,365 shares, respectively)                                                        54,289               71,515
   Cost of shares repurchased (156,923 and 198,591 shares, respectively)                       (1,730,199)          (2,229,940)
                                                                                             ------------         ------------
Total                                                                                          (1,602,555)          (1,615,633)
                                                                                             ------------         ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (10,821,127)          (7,134,621)
                                                                                             ------------         ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      (11,856,288)          (5,357,574)
                                                                                             ------------         ------------

NET ASSETS
   Beginning of period                                                                         74,974,518           80,332,092
                                                                                             ------------         ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND DISTRIBUTIONS IN
     EXCESS OF NET INVESTMENT INCOME OF $78,778 AND ($13,980), RESPECTIVELY]                 $ 63,118,230         $ 74,974,518
                                                                                             ============         ============

                        See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      CLASS A
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(2)       2001         2000
Net asset value, beginning of period                        $11.19       $10.94        $10.83       $10.52        $10.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.40         0.40          0.44         0.48          0.57
   Net realized and unrealized gain (loss)                   (0.10)        0.24          0.13         0.35          0.16
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.30         0.64          0.57         0.83          0.73
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.38)       (0.39)        (0.46)       (0.52)        (0.50)
   Distributions from net realized gains                     (0.08)          --            --           --            --
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.46)       (0.39)        (0.46)       (0.52)        (0.50)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                    (0.16)        0.25          0.11         0.31          0.23
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $11.03       $11.19        $10.94       $10.83        $10.52
                                                            ======       ======        ======       ======        ======
Total return(1)                                               2.80%        5.96%         5.38%        8.09%         7.25%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                   $60,897      $71,083       $74,945      $76,268       $78,878

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.12%        1.11%         1.09%        1.11%         1.12%
   Net investment income                                      3.60%        3.60%         4.02%        4.37%         5.54%
Portfolio turnover                                              28%          19%           41%          28%           12%



                                                                                      CLASS B
                                                            ------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(2)       2001         2000
Net asset value, beginning of period                        $11.26       $11.01        $10.89       $10.56        $10.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.34         0.33          0.36         0.39          0.50
   Net realized and unrealized gain (loss)                   (0.12)        0.23          0.14         0.37          0.15
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.22         0.56          0.50         0.76          0.65
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.30)       (0.31)        (0.38)       (0.43)        (0.43)
   Distributions from net realized gains                     (0.08)          --            --           --            --
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.38)       (0.31)        (0.38)       (0.43)        (0.43)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                    (0.16)        0.25          0.12         0.33          0.22
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $11.10       $11.26        $11.01       $10.89        $10.56
                                                            ======       ======        ======       ======        ======
Total return(1)                                               2.03%        5.15%         4.62%        7.35%         6.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                    $2,221       $3,891        $5,387       $5,118        $4,870

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.86%        1.86%         1.84%        1.86%         1.87%
   Net investment income                                      2.84%        2.85%         3.26%        3.62%         4.77%
Portfolio turnover                                              28%          19%           41%          28%           12%

(1) Sales charges are not reflected in the total return calculation.
(2) As required, effective December 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for
    Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27%
    to 3.26% for Class B. There was no net effect for Class A. There was no net effect on net investment income (loss) per share or net realized and unrealized gain (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004


1. ORGANIZATION

   Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Currently four Funds are offered for sale (each a "Fund"). The International Fund is diversified and has an investment objective of high total return consistent with reasonable risk. The Real Estate Securities Fund is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund is non-diversified and has an investment objective of high current income and a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund is diversified and has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital.

   Each Fund offers Class A and Class B shares. International Fund, Real Estate Securities Fund and Emerging Markets Bond Fund also offer Class C shares. Class A shares of International Fund and Real Estate Securities Fund are sold with a front-end sales charge of 5.75%. Class A shares of the Emerging Markets Bond Fund and Tax-Exempt Bond Fund are sold with a front-end sales charge of 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities.

   As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. REIT INVESTMENTS:

   With respect to the Real Estate Securities Fund, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

D. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004 (CONTINUED)

   The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

E. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

F. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G. FORWARD CURRENCY CONTRACTS:

   The International Fund and the Emerging Markets Bond Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

H. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

   At November 30, 2004, the Tax-Exempt Bond Fund had entered into futures contracts as follows:


                                                        Value of                                    Net
                                       Number           Contracts           Market               Unrealized
                    Expiration          of                when             Value of             Appreciation
Description            Date          Contracts           Opened            Contracts           (Depreciation)
-----------         ----------       ---------         ------------      ------------          --------------
Ten Year U.S.
   Treasury          December
   Notes                '04             (15)          $ (1,688,555)      $(1,671,797)              $16,758
Twenty Year
   U.S. Treasury     December
   Bonds                '04             (20)            (2,217,598)       (2,221,875)               (4,277)
                                        ---           ------------       -----------               -------
                                        (35)          $ (3,906,153)      $(3,893,672)              $12,481
                                        ===           ============       ===========               =======

I. OPTIONS:

   Each Fund (with the exception of the Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004 (CONTINUED)

option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Fund may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At November 30, 2004, the Trust had no options outstanding.

J. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

K. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund (with the exception of the Real Estate Securities Fund and the International Fund) may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

L. SWAP AGREEMENTS:

   Each Fund (with the exception of the Real Estate Securities Fund) may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Each Fund may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or foreign currency, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.)

   Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, each Fund will receive a payment or make a payment to the counterparty.

   Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by each Fund's custodian. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

   Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

   As a result of a recent FASB Emerging Issues Task Force consensus [and subsequent related SEC staff guidance], the Emerging Markets Bond Fund has reclassified periodic payments made under swap agreements previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior years financial highlights. Prior years net investment income ratios in the financial highlights have also been modified accordingly.

   Within the Emerging Markets Bond Fund this reclassification increased net investment income and decreased net realized gains by $262,442 for the period ended November 30, 2003, but had no effect on the Fund's net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period.

   The International Fund and Tax-Exempt Bond Fund did not hold any swap agreements during the period December 1, 1999 to November 30, 2004.

   As of November 30, 2004, the Emerging Markets Bond Fund does not hold credit default swap agreements or interest rate swap agreements.

M. LOAN AGREEMENTS:

   The Emerging Markets Bond Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004 (CONTINUED)

responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At November 30, 2004, the Fund had no loan agreements outstanding.

N. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries at risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

O. CONTRACTUAL OBLIGATIONS:

   In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be established; however, in management's opinion, based on experience, the risk of loss from such claims is unlikely.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., ("PIC") an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and Duff & Phelps Investment Management Co. ("DPIM"), an indirect, wholly-owned subsidiary of PNX, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                           1st      $1-2      $2 +
                                       $1 Billion  Billion   Billion
                                       ----------  -------   -------

International Fund ................       0.75%     0.70%     0.65%
Real Estate Securities Fund .......       0.75%     0.70%     0.65%
Emerging Markets Bond Fund ........       0.75%     0.70%     0.65%
Tax-Exempt Bond Fund ..............       0.45%     0.40%     0.35%

   DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2005, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B and Class C shares.The adviser will not seek to recapture any prior years reimbursed or waived investment advisory fees.

   Aberdeen Asset Management Inc. (formerly Aberdeen Fund Managers, Inc.) ("Aberdeen") is subadvisor to the International Fund. Aberdeen is an affiliate of Aberdeen Asset Management plc of which PNX indirectly owns approximately 16.45%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

   Aberdeen Asset Management plc was sold on January 11, 2005.

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, serves as the national distributor of the Trust's shares. PEPCO has advised the Trust that it retained net selling commissions and deferred sales charges for the period ended November 30, 2004, as follows:

                                    Class A         Class B        Class C
                                  Net Selling      Deferred       Deferred
                                  Commissions   Sales Charges   Sales Charges
                                  -----------   -------------   -------------

International Fund .............   $  5,173        $ 10,533        $    76
Real Estate Securities Fund ....    105,312         118,643         10,198
Emerging Markets Bond Fund .....      4,763         168,533            843
Tax-Exempt Bond Fund ...........      3,634           7,051             --

   In addition to these amounts for the period December 1, 2003, to May 31, 2004, the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX for Class A net selling commissions:

International Fund .............     $2,190
Real Estate Securities Fund ....      4,623
Emerging Markets Bond Fund .....      1,326
Tax-Exempt Bond Fund ...........      2,848

   As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Trust.

   In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. PEPCO has advised the Trust of the following information for the period ended November 30, 2004:


                                 Distribution     Distribution       Distribution
                                and/or Service   and/or Service     and/or Service
                                    Fees          Fees Paid to       Fees Paid to
                                 Retained by      Unaffiliated      W. S. Griffith
                                 Distributor      Participants   Securities, Inc. (1)
                                --------------   --------------  --------------------

International Fund ...........     $ 74,081         $136,150           $ 8,939
Real Estate Securities Fund ..      898,987          617,928             4,120
Emerging Markets Bond Fund ...      284,507          148,411             2,764
Tax-Exempt Bond Fund .........       36,174          149,378            10,000

   (1) As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Trust.

   Under certain circumstances, shares of any Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting and

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004 (CONTINUED)

related services provided by PFPC Inc. The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of each fund. Certain minimum fees may apply. For the period ended November 30, 2004, the Trust incurred PEPCO financial agent fees totaling $502,629.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended November 30, 2004, transfer agent fees were $1,081,890 as reported in the Statements of Operations, of which PEPCO retained the following:

                                                                 Transfer Agent
                                                                  Fee Retained
                                                                 --------------
International Fund ............................................    $ 94,752
Real Estate Securities Fund ...................................     225,448
Emerging Markets Bond Fund ....................................      19,780
Tax-Exempt Bond Fund ..........................................      21,427

   At November 30, 2004, PNX and its affiliates, the retirement plans of PNX and its affiliates and Phoenix-affiliated Funds held shares of the Trust which aggregated the following:

                                                                  Aggregate
                                                                  Net Asset
                                                       Shares       Value
                                                      -------    -----------
International Fund
        --Class C ...............................      10,445    $    94,109
Real Estate Securities Fund
        --Class A ...............................     650,376     16,558,573
        --Class B ...............................       2,517         63,454

4. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities during the period ended November 30, 2004, (excluding short-term securities, options, futures contracts, forward currency contracts, loan agreements and swaps) aggregated the following:

                                                  Purchases         Sales
                                                ------------    ------------
International Fund ..........................   $ 31,027,840    $ 36,981,898
Real Estate Securities Fund .................    301,044,235     109,948,747
Emerging Markets Bond Fund ..................     82,688,095     110,311,992
Tax-Exempt Bond Fund ........................     18,890,993      29,369,523

   There were no purchases or sales of long-term U.S. Government securities.

5. CREDIT RISK AND ASSET CONCENTRATION

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

   High yield-high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

   At November 30, 2004, the Emerging Markets Bond Fund held $10,474,422 in investments issued by the Federative Republic of Brazil, comprising 20.3% of the total net assets of the Fund.

6. OTHER

   At November 30, 2004, one Fund had one omnibus shareholder account (which is comprised of a group of individual shareholders) which individually amounted to more than 10% of the total shares outstanding; the shareholder is not affiliated with PNX.

Real Estate Securities Fund ..........................................    18.0%

7. FEDERAL INCOME TAX INFORMATION

   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:


                                                              Expiration Year
                                    -----------------------------------------------------------------
                                       2005                2006              2007            2008
                                    -----------        -----------       ----------       -----------
International Fund ..............            --                 --               --                --
Emerging Markets
   Bond Fund ....................   $13,584,328         $4,141,783               --       $15,783,427



                                                              Expiration Year
                                    -----------------------------------------------------------------
                                       2009                2010             2011             Total
                                    -----------        -----------       ----------       -----------
International Fund ..............   $14,765,675        $11,155,422       $8,054,548       $33,975,645
Emerging Markets
   Bond Fund ....................     5,098,571                 --               --        38,608,109

   The Trust may not realize the benefit of these losses to the extent they do not realize gains on investments prior to the expiration of the capital loss carryovers.

   For the period ended November 30, 2004, the Trust utilized losses deferred in prior years against current year capital gains as follows:

International Fund ...............................................  $3,284,338
Emerging Markets Bond Fund .......................................   2,078,005

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2004 (CONTINUED)

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                 Undistributed    Undistributed    Undistributed
                                   Ordinary         Long-Term        Tax-Exempt
                                    Income           Capital       Gains Income
                                 -------------    -------------    -------------

International Fund ............   $1,233,947       $        --        $    --
Real Estate Securities Fund ...    3,818,634        32,403,715             --
Emerging Markets Bond Fund ....      139,506                --             --
Tax-Exempt Bond Fund ..........      217,136           891,229         78,778

   For the fiscal year ended November 30, 2004, the Tax-Exempt Bond Fund distributed $2,366,178 of exempt-interest dividends.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

8. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise primarily from differing treatments of certain income and gain transactions, nondeductible current year operating losses, expiring capital loss carryovers, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the period ended November 30, 2004, the Trust recorded reclassifications to increase (decrease) the accounts listed below:

                                     Capital Paid
                                         in on
                                      Shares of    Accumulated    Undistributed
                                      Beneficial   Net Realized   Net Investment
                                       Interest    Gain (Loss)     Income (Loss)
                                     ------------  ------------   --------------
International Fund ................   $      --     $(870,276)       $870,276
Real Estate Securities Fund .......          --       655,000        (655,000)
Emerging Markets Bond Fund ........    (102,510)     (774,668)        877,178
Tax-Exempt Bond Fund ..............       2,089            --          (2,089)

9. PROXY VOTING PROCEDURES

   The advisers and subadvisers to each of the Phoenix-affiliated Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures, free of charge, by calling "toll-free" 800-243-1574. These procedures and information regarding how the Trust voted proxies, is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

10. FORM N-Q INFORMATION

   The Trust files complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Furthermore, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For Federal income tax purposes 98.90% of the income dividends paid by the Tax-Exempt Bond Fund qualify as exempt-interest dividends.

   Effective for the fiscal year ended November 30, 2004, the International Fund hereby designates 100%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

   For the fiscal year ended November 30, 2004, the Funds designated long-term capital gains dividends as follows:

   Real Estate Securities Fund ................................   $32,404,562
   Tax-Exempt Bond Fund .......................................       891,343

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS

To the Board of Trustees of
Phoenix Multi-Portfolio Fund and Shareholders of
Phoenix-Aberdeen International Fund
Phoenix-Duff & Phelps Real Estate Securities Fund,
Phoenix-Goodwin Emerging Markets Bond Fund
Phoenix-Goodwin Tax-Exempt Bond Fund



   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund and Phoenix-Goodwin Tax-Exempt Bond Fund (constituting Phoenix Multi-Portfolio Fund, hereafter referred to as the "Trust") at November 30, 2004 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
January 18, 2005

FUND MANAGEMENT

   Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

   The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two year term expiring in 2006.


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX
    NAME, ADDRESS AND           LENGTH OF     OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH            TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway              Served since        36         Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
Rittenhouse Advisors, LLC     1993.                          Trustee/Director, Realty Foundation of New York (1972-present), Josiah
101 Park Avenue                                              Macy, Jr., Foundation (1975-present), Pace University (Director/Trustee
New York, NY 10178                                           Emeritus) (2003-present), New York Housing Partnership Development
DOB: 8/2/29                                                  Corp. (Chairman) (1981-present), Greater New York Councils, Boy Scouts of America (1985-present), The Academy of Political Science (Vice
                                                             Chairman) (1985-present), Urstadt Biddle Property Corp. (1989-present).
                                                             Colgate University (Trustee/Emeritus) (since 2004). Chairman,
                                                             Metropolitan Transportation Authority (1992-2001), The Harlem Youth
                                                             Development Foundation (1998-2002). Director, Trism, Inc. (1994-2001),
                                                             Consolidated Edison Company of New York, Inc. (1970-2002), Atlantic
                                                             Mutual Insurance Company (1974-2002), Centennial Insurance Company
                                                             (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie Mac
                                                             Mortgage Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                             (1994-2002), Pace University (1978-2003).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne           Served since        36         Currently retired.
The Flat, Elmore Court        1993.
Elmore, GL0S, GL2 3NT
U.K.
DOB: 8/9/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                Served since        26         Currently retired. Trustee, Scudder Investments (33 portfolios)
7721 Blue Heron Way           2004.                          (1986-present). Director, Coutts & Co. Trust Holdings Limited
West Palm Beach, FL 33412                                    (1991-2000), Coutts & Co. Group (1991-2000) and Coutts & Co.
DOB: 3/28/30                                                 International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries           Served since        28         Director, The Empire District Electric Company (1984-present). Director
8477 Bay Colony Dr. #902      1995.                          (1989-1997), Chairman of the Board (1993-1997), Phoenix Investment
Naples, FL 34108                                             Partners, Ltd.
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.              Served since        26         Partner, Stonington Partners, Inc. (private equity fund) since 2001.
Stonington Partners, Inc.     1987.                          Director/Trustee, Evergreen Funds (six portfolios). Chairman
736 Market Street, Ste. 1430                                 (1998-2000) and Chief Executive Officer (1995-1998), Carson Products
Chattanooga, TN 37402                                        Company (cosmetics).
DOB: 2/14/39
------------------------------------------------------------------------------------------------------------------------------------


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX
    NAME, ADDRESS AND           LENGTH OF     OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH            TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara         Served since        36         Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of         2001.                          (1982-present).
New York
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris             Served since        36         Currently retired. Vice President, W.H. Reaves and Company (investment
164 Laird Road                1995.                          management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
James M. Oates                Served since        31         Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets,
Hudson Castle Group, Inc.     1987.                          Inc.) (financial services) (1997-present). Managing Director Wydown
c/o Northeast Investment                                     Group (consulting firm) (1994-present), Director, Investors Financial
Management, Inc.                                             Service Corporation (1995-present), Investors Bank & Trust Corporation
50 Congress Street                                           (1995-present), Stifel Financial (1996-present), Connecticut River
Suite 1000                                                   Bancorp (1998-present), Connecticut River Bank (1998-present), Trust
Boston, MA 02109                                             Co. of New Hampshire (2002-present). Director and Treasurer, Endowment
DOB: 5/31/46                                                 for Health, Inc. (2000-present). Chairman, Emerson Investment
                                                             Management, Inc. (2000-present). Vice Chairman, Massachusetts Housing
                                                             Partnership (1998-1999). Director, Blue Cross and Blue Shield of New
                                                             Hampshire (1994-1999), AIB Govett Funds (1991-2000), Command Systems,
                                                             Inc. (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001), 1Mind,
                                                             Inc. (2000-2002), 1Mind.com (2000-2002), Plymouth Rubber Co.
                                                             (1995-2003). Member Chief Executives Organization (1996-2001).
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans              Served since        26         Currently retired. President, Romans & Company (private investors and
39 S. Sheridan Road           2004.                          financial consultants) (1987-2003). Trustee, Burnham Investors Trust (5
Lake Forest, IL 60045                                        portfolios) (1967-2003).
DOB: 4/22/31
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson           Served since        26         Managing Director, Northway Management Company (1998-present).
Northway Management           1993.
Company LLC
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck      Served since        26         Trustee/Director, Banco Urguijo (Chairman). Trustee/Director, Phoenix
Nederpolder, 7                2004.                          Funds Complex (2004-present). Trustee/Director EASDAQ (Chairman), The
B-9000 Gent, Belgium                                         Fleming Continental European Investment Trust, KBC Lease (Honorary),
DOB: 7/30/42                                                 Groupe SNEF, Degussa Antwerpen N.V., Santans N.V., Laco N.V. Managing
                                                             Director, Almanij N.V. (1992-2003); Trustee/Director (1992-2003), KBC
                                                             Bank and Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                             (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                             Luzembougeoise (1992-2003), Investco N.V. (1992-2003), Gevaert N.V.
                                                             (1992-2003), Fidea N.V. (1992-2003), Almafin N.V. (1992-2003), Centea
                                                             N.V. (1992-2003), Dutch Chamber of Commerce for Belgium and Luxemburg,
                                                             Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX
    NAME, ADDRESS AND           LENGTH OF     OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH            TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.        Served since        26         Director, Medallion Financial New York (2003-present), Compuware (1996-
200 Duke Street               1995.                          present) and WWF, Inc. (2000-present). President, The Trust for
Alexandria, VA 22314                                         America's Health (non-profit) (2001-present). Director, UST, Inc.
DOB: 5/16/31                                                 (1995-2004), HPSC, Inc. (1995-2004).
------------------------------------------------------------------------------------------------------------------------------------


                               INTERESTED TRUSTEES


     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX
    NAME, ADDRESS AND           LENGTH OF     OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH            TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
* Marilyn E. LaMarche         Served since        31         Limited Managing Director, Lazard Freres & Co. LLC (1983-present).
  Lazard Freres & Co. LLC     2002.                          Director, The Phoenix Companies, Inc. (2001-present) and Phoenix Life
  30 Rockefeller Plaza,                                      Insurance Company (1989-present).
  59th Floor
  New York, NY 10020
  DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
**Philip R. McLoughlin        Served since        67         Consultant, Phoenix Investment Partners, Ltd. (2002-present). Director,
  DOB: 10/23/46               1989.                          PXRE Corporation (Delaware) (1985-present), World Trust Fund
                                                             (1991-present). Chairman (1997-2002), Director (1995-2002), Vice
  Chairman                                                   Chairman (1995-1997) and Chief Executive Officer (1995-2002), Phoenix
                                                             Investment Partners, Ltd. Director and Executive Vice President, The
                                                             Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and Executive
                                                             Vice President, Investments (1987-2002), Phoenix Life Insurance
                                                             Company. Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                             Investment Counsel, Inc. Director (1982-2002) and President
                                                             (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                             President, Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002)
                                                             and President (April 2002-September 2002), Phoenix Investment
                                                             Management Company. Director and Executive Vice President, Phoenix Life
                                                             and Annuity Company (1996-2002). Director (1995-2000) and Executive
                                                             Vice President and Chief Investment Counsel (1994-2002), PHL Variable
                                                             Insurance Company. Director, Phoenix National Trust Holding Company
                                                             (2001-2002). Director (1985-2002) and Vice President (1986-2002), and
                                                             Executive Vice President (2002-2002), PM Holdings, Inc. Director, W.S.
                                                             Griffith Associates, Inc. (1995-2002). Director (1992-2002) and
                                                             President (1993-1994), W.S. Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person", as defined in the Investment Company Act of 1940, by reason of his relationship with
   Phoenix Investment Partners, Ltd. and its affiliates.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                               POSITION(S) HELD WITH
    NAME, ADDRESS AND           TRUST AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH                 TIME SERVED                                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
John F. Sharry                Executive Vice President       Executive Vice President, Phoenix Investment Partners, Ltd.
DOB: 3/28/52                  since 1998.                    (1998-present). President, Phoenix Equity Planning Corporation
                                                             (2000-present). Senior Vice President, The Phoenix Companies, Inc.
                                                             (2004-present). Executive Vice President, certain funds within the
                                                             Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman            Senior Vice President          Vice President, Chief Administrative Officer (2003-present), Senior
DOB: 7/27/62                  since May 2004.                Vice President, Chief Administrative Officer, Private Client Group
                                                             (1999-2003), Vice President (1995-1999), Phoenix Investment Partners,
                                                             Ltd. Senior Vice President, Phoenix Fund Complex (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
James D. Wehr                 Senior Vice President          Chief Investment Officer, The Phoenix Companies (2003-present);
DOB: 5/17/57                  since 2004.                    President, (2004-present), Senior Managing Director, Fixed Income,
                                                             (1998-2004), Managing Director, Fixed Income (1996-1998), Vice
                                                             President (1991-1996), Phoenix Investment Counsel, Inc. Senior Vice
                                                             President, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust and
                                                             Phoenix Series Fund (2004-present). Senior Vice President (1997-2002),
                                                             Vice President (1988-1997), Phoenix Fund Complex. Senior Vice President
                                                             and Chief Investment Officer, DTF Tax Free Income, Inc. (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss              Treasurer since                Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                 1994.                          Assistant Treasurer (2001-present), Phoenix Equity Planning
                                                             Corporation. Vice President (2003-present), Phoenix Investment
                                                             Partners, Ltd. Treasurer or Assistant Treasurer, Phoenix Fund Complex
                                                             (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Matthew A. Swendiman          Secretary since                Counsel, Phoenix Life Insurance Company (2002-present). Vice President,
One American Row              2004.                          Counsel, Chief Legal Officer and Secretary, certain of the funds within
Hartford, CT 06102                                           the Phoenix Fund Complex (2004-present). Assistant Vice President and
DOB: 4/5/73                                                  Assistant Counsel, Conseco Capital Management (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX MULTI-PORTFOLIO FUND

101 Munson Street
Greenfield, MA 01301


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
S. Leland Dill
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Donald B. Romans
Richard E. Segerson
Ferdinand L. J. Verdonck
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
John F. Sharry, Executive Vice President
Francis G. Waltman, Senior Vice President
James D. Wehr, Senior Vice President
Nancy G. Curtiss, Treasurer
Matthew A. Swendiman, Secretary and
   Chief Legal Officer

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Real Estate Securities Fund)
55 East Monroe Street, Suite 3600
Chicago, IL 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIANS
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Brown Brothers Harriman & Co.
(Phoenix-Aberdeen International Fund)
40 Water Street
Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

HOW TO CONTACT US
Mutual Fund Services                                             1-800-243-1574
Advisor Consulting Group                                         1-800-243-4361
Text Telephone                                                   1-800-243-1926
Web site                                                 PHOENIXINVESTMENTS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 Louisville, KY
                                                                 Permit No. 1051
                                                                 ---------------



PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 160480
Hartford, CT 06115-0480


[GRAPHIC OMITTED] PHOENIX
                  INVESTMENT PARTNERS, LTD.

                  A MEMBER OF THE PHOENIX COMPANIES, INC.



For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM



NOT INSURED BY FDIC/NCUA OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


PXP 490 (1/05)


ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $108,080 for 2003 and $108,080 for 2004.

Audit-Related Fees
------------------

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item are $0 for 2003 and $0 for 2004.

Tax Fees
--------

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $23,050 for 2003 and $22,250 for 2004.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

    (e)(1)    Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              The Phoenix Multi-Portfolio Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

    (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 0% for 2003 and 100% for 2004

                           (d) N/A

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $46,250 for 2003 and $122,032 for 2004.

    (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)    Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)    Not applicable.

    (b)       Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         Phoenix Multi-Portfolio Fund
              ------------------------------------------------------------

By (Signature and Title)*    /s/ George R. Aylward
                           -----------------------------------------------
                             George R. Aylward, Executive Vice President
                             (principal executive officer)

Date     February 8, 2005
      --------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*    /s/ George R. Aylward
                           -----------------------------------------------
                             George R. Aylward, Executive Vice President
                             (principal executive officer)

Date     February 8, 2005
      --------------------------------------------------------------------


By (Signature and Title)*    /s/ Nancy G. Curtiss
                           -----------------------------------------------
                             Nancy G. Curtiss, Treasurer
                             (principal financial officer)

Date     February 8, 2005
      --------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.